                                TRUST INDENTURE


                    Amended and restated as of June 29, 2005



BETWEEN


                      AMERICAN NATURAL ENERGY CORPORATION


                                    - and -


                     COMPUTERSHARE TRUST COMPANY OF CANADA



              Providing for the issuance of 8% Convertible Secured
                       Debentures due September 30, 2006

                                TABLE OF CONTENTS

                                                                                                             PAGE

ARTICLE 1             INTERPRETATION.............................................................................2
              1.1     Definitions................................................................................2
              1.2     Meaning of "Outstanding"...................................................................5
              1.3     Headings, Etc..............................................................................6
              1.4     Applicable Law and Submission to Jurisdiction..............................................6
              1.5     Invalidity and Severability................................................................6
              1.6     Successors and Assigns.....................................................................6
              1.7     Day Not A Business Day.....................................................................7
              1.8     Currency...................................................................................7
              1.9     Language Clause - English..................................................................7

ARTICLE 2             THE DEBENTURES.............................................................................7
              2.1     Form, Terms and Issue of Debentures........................................................7
              2.2     Signature of Debentures....................................................................8
              2.3     Certification..............................................................................8
              2.4     Concerning Interest........................................................................9
              2.5     Additional Amounts.........................................................................9
              2.6     Debentures to Rank Pari Passu.............................................................10
              2.7     Registration of Debentures................................................................11
              2.8     Persons Entitled to Payment...............................................................12
              2.9     Mutilation, Loss, Theft or Destruction....................................................13
              2.10    Exchanges of Debentures...................................................................13
              2.11    Option of Holder as to Place of Payment...................................................14
              2.12    Trustee Not Bound to Make Inquiries.......................................................14

ARTICLE 3             REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBENTURES....................................14
              3.1     Redemption of Debentures..................................................................14
              3.2     Limitations on Redemption.................................................................15
              3.3     Notice of Redemption......................................................................15
              3.4     Debentures Due on Redemption Dates........................................................16
              3.5     Deposit of Redemption Moneys..............................................................16
              3.6     Failure to Surrender Debentures Called for Redemption.....................................16
              3.7     Cancellation and Destruction of Debentures................................................17
              3.8     Surrender of Debentures for Cancellation..................................................17
              3.9     Purchase of Debentures for Cancellation...................................................17

ARTICLE 4             CONVERSION OF DEBENTURES..................................................................17
              4.1     Conversion Privilege and Conversion Price.................................................17
              4.2     Revival of Right to Convert...............................................................18
              4.3     Manner of Exercise of Right to Convert....................................................18
              4.4     Adjustment of Conversion Price............................................................19
              4.5     No Requirement to Issue Fractional Shares.................................................24
              4.6     Corporation to Reserve Shares.............................................................24
              4.7     Taxes and Charges on Conversion...........................................................25
              4.8     Cancellation of Converted Debentures......................................................25




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
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
              4.9     Legending of Share Certificates...........................................................25
              4.10    Certificate as to Adjustment..............................................................26
              4.11    Notice of Special Matters.................................................................26
              4.12    Protection of Trustee.....................................................................27

ARTICLE 5             COVENANTS OF THE CORPORATION..............................................................27
              5.1     To Pay Principal and Interest.............................................................27
              5.2     Negative Covenants........................................................................27
              5.3     To Carry on Business......................................................................28
              5.4     To Pay Trustee's Remuneration.............................................................28
              5.5     To Provide Financial Statements...........................................................28
              5.6     Not to Extend Time for Payment of Interest................................................29
              5.7     Trustee May Perform Covenants.............................................................29
              5.8     Stock Exchange Listing....................................................................29
              5.9     Securities Laws Compliance................................................................29
              5.10    U.S. Registration.........................................................................29
              5.11    Not to Pay Dividends and Make Capital Distributions.......................................31
              5.12    To Give Notice of Default.................................................................32
              5.13    Keeping of Books..........................................................................32
              5.14    Annual Certificate of Compliance..........................................................32
              5.15    Collateral Agency Agreement and Collateral Documents......................................32

ARTICLE 6             COLLATERAL DOCUMENTS......................................................................32
              6.1     Security..................................................................................32
              6.2     Covenant to Provide Additional Fixed Charges..............................................33
              6.3     Registration and Perfection...............................................................33
              6.4     Legal Opinions............................................................................33
              6.5     Continuing Security.......................................................................33
              6.6     Dealing with Security.....................................................................34
              6.7     Effectiveness.............................................................................34
              6.8     Conflict..................................................................................34
              6.9     Permitted Encumbrances and Indebtedness...................................................34
              6.10    Composite Mortgage........................................................................35
              6.11    Amendments to Security....................................................................35

ARTICLE 7             DEFAULT...................................................................................36
              7.1     Acceleration of Maturity..................................................................36
              7.2     Notice of Event of Default................................................................38
              7.3     Waiver of Default.........................................................................38
              7.4     Enforcement by the Trustee................................................................38
              7.5     No Suits by Debentureholders..............................................................40
              7.6     Application of Moneys by Trustee..........................................................40
              7.7     Distribution of Proceeds..................................................................41
              7.8     Remedies Cumulative.......................................................................42
              7.9     Judgment Against the Corporation..........................................................42
              7.10    Judgment Currency.........................................................................42

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
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
              7.11    Immunity of Shareholders and Others.......................................................43
              7.12    Trustee Appointed Attorney................................................................43

ARTICLE 8             SATISFACTION AND DISCHARGE................................................................43
              8.1     Cancellation and Destruction..............................................................43
              8.2     Non-Presentation of Debentures............................................................43
              8.3     Repayment of Unclaimed Moneys.............................................................44
              8.4     Discharge.................................................................................44

ARTICLE 9             SUCCESSOR CORPORATIONS....................................................................44
              9.1     Certain Requirements......................................................................44
              9.2     Vesting of Powers in Successor............................................................45

ARTICLE 10            MEETINGS OF DEBENTUREHOLDERS..............................................................45
              10.1    Right to Convene Meeting..................................................................45
              10.2    Notice of Meetings........................................................................46
              10.3    Chairman..................................................................................46
              10.4    Quorum....................................................................................46
              10.5    Power to Adjourn..........................................................................46
              10.6    Show of Hands.............................................................................46
              10.7    Poll......................................................................................47
              10.8    Voting....................................................................................47
              10.9    Regulations...............................................................................47
              10.10   Persons Entitled to Attend Meetings.......................................................48
              10.11   Powers Exercisable by Extraordinary Resolution............................................48
              10.12   Meaning of "Extraordinary Resolution".....................................................51
              10.13   Powers Cumulative.........................................................................51
              10.14   Minutes...................................................................................52
              10.15   Instruments In Writing....................................................................52
              10.16   Binding Effect of Resolutions.............................................................52
              10.17   Evidence of Rights of Debentureholders....................................................52

ARTICLE 11            NOTICES...................................................................................53
              11.1    Notice to Corporation and Trustee.........................................................53
              11.2    Notice to Debentureholders................................................................54

ARTICLE 12            CONCERNING THE TRUSTEE....................................................................54
              12.1    No Conflict of Interest...................................................................54
              12.2    Replacement of Trustee....................................................................54
              12.3    Duties of Trustee.........................................................................55
              12.4    Reliance Upon Declarations................................................................55
              12.5    Evidence and Authority to Trustee.........................................................55
              12.6    Officers' Certificate as Evidence.........................................................57
              12.7    Experts, Advisers and Agents..............................................................57
              12.8    Trustee May Deal in Debentures............................................................57
              12.9    Investment of Moneys Held by Trustee......................................................57
              12.10   Trustee Not Ordinarily Bound..............................................................58
              12.11   Trustee Not Required to Give Security.....................................................58

                        TABLE OF CONTENTS ... continued

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
              12.12   Trustee Not to be Appointed Receiver......................................................58
              12.13   Trustee Not Bound to Act on Corporation's Request.........................................58
              12.14   Conditions Precedent to Trustee's Obligations to Act Hereunder............................59
              12.15   Authority to Carry on Business............................................................59
              12.16   Acceptance of Trust.......................................................................59
              12.17   Direction of Trustee's Actions by Holders.................................................59
              12.18   Indemnity.................................................................................60
              12.19   Environmental Indemnity...................................................................60
              12.20   Anti-Money Laundering and Anti-Terrorist Legislation......................................61

ARTICLE 13            SUPPLEMENTAL INDENTURES...................................................................61
              13.1    Supplemental Indenture....................................................................61

ARTICLE 14            EXECUTION AND FORMAL DATE.................................................................62
              14.1    Execution.................................................................................62
              14.2    Formal Date...............................................................................63

SCHEDULE A -          Form of Debenture.........................................................................A-1


     THIS INDENTURE amended and restated as of the 29th day of June, 2005.

BETWEEN:

          AMERICAN NATURAL ENERGY CORPORATION, a corporation organized under the laws of the State of Oklahoma (hereinafter called the "CORPORATION"),


                                     - and -


          COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company having an office in the City of Vancouver, in the Province of British Columbia (hereinafter called the "TRUSTEE"),


WITNESSETH THAT:


     WHEREAS the Corporation and the Trustee entered into a trust indenture made as of the 8th day of October, 2003 (the "ORIGINAL INDENTURE") governing the terms of the Debentures;

     AND WHEREAS the Corporation, under the laws relating thereto, created and issued the Debentures in October 2003;

     AND WHEREAS all necessary by-laws and resolutions of the directors of the Corporation have been duly enacted, passed, and/or confirmed and other proceedings taken and conditions complied with to make the creation and issuance of the Debentures issued hereunder, the Original Indenture, this amended and restated indenture and the other documents and agreements (including the Collateral Agency Agreement and the Collateral Documents) contemplated herein and the execution thereof legal, valid and binding on the Corporation in accordance with the laws relating to the Corporation;

     AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

     AND WHEREAS the Debentureholders, by written extraordinary resolution, approved certain amendments to the Debentures and authorized and directed the amendment and restatement of the Original Indenture to evidence such amendments, subject to the fulfilment of certain conditions (the "CONDITIONS");

     AND WHEREAS the Conditions have been fulfilled and the Corporation and the Trustee are desirous of entering into this amended and restated indenture;

     NOW THEREFORE it is hereby covenanted, agreed and declared as follows:

                                   ARTICLE 1
                                 INTERPRETATION
                                 --------------

1.1  DEFINITIONS
     -----------

     In this indenture and, in the Debentures, unless there is something in the subject matter or context inconsistent therewith, the expressions following shall have the following meanings, namely:

     "THIS INDENTURE", "THIS TRUST INDENTURE", "HERETO", "HEREIN", "HEREBY", "HEREUNDER", "HEREOF" and similar expressions refer to this amendment and restated indenture and not to any particular Article, Section, subsection, paragraph, clause, subdivision or other portion hereof and include any and every instrument supplemental or ancillary hereto;

     "ADDITIONAL AMOUNTS" has the meaning set forth in Section 2.5;

     "BUSINESS DAY" means a day which is not a Saturday or Sunday or a civic or statutory holiday in Vancouver, British Columbia;

     "CHANGE OF CONTROL" of the Corporation will be deemed to have occurred at such time as (i) any person or group of related persons for purposes of
     Section 13(d) of the U.S. Exchange Act becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the U.S. Exchange Act), directly or indirectly, of 50% or more of the total voting power of the common shares in the capital of the Corporation or (ii) there shall be consummated any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which the common shares in the capital of the Corporation would be converted into cash, securities or other property, other than a merger or consolidation of the Corporation in which the holders of the common shares in the capital of the Corporation outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the common shares in the capital of the surviving corporation immediately after such consolidation or merger;

     "COLLATERAL AGENCY AGREEMENT" means the collateral agency agreement dated October 8, 2003 being entered into between the Trustee and the Collateral Agent, and acknowledged and consented to by the Corporation, pursuant to which the Collateral Agent will hold the Security as security for the indebtedness and obligations of the Corporation under, inter alia, this indenture and the Debentures;

     "COLLATERAL AGENT" means Computershare Trust Company, Inc., a Colorado trust company having an office in the City of Golden, in the State of Colorado, or its successor or successors for the time being as collateral agent under the Collateral Agency Agreement;

     "COLLATERAL DOCUMENTS" means the Mortgage, Collateral Assignment, Security Agreement, and Financing Statement dated October 8, 2003 granted by the Corporation in favour of the Collateral Agent and providing a first charge on all assets of the

     Corporation, including (without limitation) oil and gas leases and rights, wells, facilities and seismic data;

     "COMMON SHARES" means the shares of Common Stock, par value $0.001, in the capital of the Corporation as such shares exist at the date of this indenture; provided that in the event of a subdivision, redivision, reduction, combination or consolidation thereof, or successive such subdivisions, redivisions, reductions, combinations or consolidations then, subject to adjustments, if any, having been made in accordance with the provisions of Section 4.4, "COMMON SHARES" shall thereafter mean the shares resulting from such change, subdivision, redivision, reduction, combination or consolidation;

     "CONVERSION PRICE" means the dollar amount for which each Common Share may be issued from time to time upon the conversion of Debentures in accordance with the provisions of Article 4;

     "CORPORATION" means American Natural Energy Corporation and includes any successor corporation to or of the Corporation which shall have complied with the provisions of Article 9;

     "CORPORATION'S AUDITORS" or "AUDITORS OF THE CORPORATION" means PricewaterhouseCoopers LLP, Chartered Accountants or such other independent firm of chartered or certified public accountants as may be duly appointed as auditors of the Corporation from time to time;

     "COUNSEL" means a lawyer or firm of lawyers retained or employed by the Trustee or retained or employed by the Corporation and acceptable to the Trustee;

     "DEBENTURES" means the 8% Convertible Secured Debentures of the Corporation issued hereunder and for the time being outstanding;

     "DEBENTUREHOLDERS" or "HOLDERS" means the several persons for the time being entered in the registers hereinafter mentioned as holders of Debentures;

     "DIRECTOR" means a director of the Corporation for the time being and "DIRECTORS" or "BOARD OF directors" means the board of directors of the Corporation;

     "EVENT OF DEFAULT" means any event specified in Section 7.1, continued for the period of time, if any, therein designated;

     "INDEBTEDNESS" means, for any person, whether recourse is to all or a portion of the assets of such person and whether or not contingent, (i) every obligation of such person for money borrowed, (ii) every obligation of such person evidenced by bonds, debentures, notes or similar instruments, (iii) every reimbursement obligation of such person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person, (iv) every obligation of such person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every capitalized lease obligation of such person, (vi) every obligation of such person with respect to swap or hedging agreements (whether related to interest, currency, commodity, equity or otherwise, and whether settled by cash, physical delivery or otherwise), and (vii) every obligation of the type referred to in clauses
     (i) through (vi) of another, the payment of which such person has guaranteed or is otherwise responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise;

     "INTEREST PAYMENT DATES" has the meaning set forth in Section 2.1;

     "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, the President or any Vice-President and by any other Vice-President, the Secretary, the Treasurer, the Controller, an Assistant Secretary or an Assistant Treasurer of the Corporation;

     "PERSON" means an individual, a corporation, a company, a partnership, a trustee or an unincorporated organization and pronouns have a similar extended meaning;

     "RECORD DATE" has the meaning set forth in Section 2.1;

     "REPRESENTATIVE DIRECTOR" means each of Jules Poscente and Gerry Curtis and, if either of them (or any replacement approved and appointed or elected as a director of the Corporation as indicated hereinafter) resigns or ceases to be qualified to act as a director of the Corporation, such other individual who (i) is approved as a replacement director for such resigning or ceasing to qualify director by resolution of the Debentureholders, (ii) duly and validly consents to act as such, and (iii) is duly and validly appointed or elected as a director of the Corporation;

     "SECURITY" has the meaning set forth in Section 6.1;

     "SECURITY INTEREST" means a mortgage, pledge, deposit by way of security, charge, hypothec, assignment by way of security, security interest, lien (whether statutory, equitable or at common or civil law), title retention agreement, lease with option to purchase, a right of off-set (if created for the purpose of securing, directly or indirectly, indebtedness or other debts or liabilities), and any other interest in property or assets, howsoever created or arising, that secures payment or performance of an obligation (including a lease without option to purchase if the economic effect thereof is to secure an obligation other than reasonable rent for the current use of the leased property, and a trust, including statutory deemed trusts);

     "SUBSIDIARY" or "SUBSIDIARY CORPORATION" means any person of which more than 50% of the outstanding Voting Shares are owned, directly or indirectly, by or for the Corporation, provided that the ownership of such shares confers the right to elect at least a majority of the board of directors (or similar governing body) of such person and includes any person in like relation to a Subsidiary;

     "TRUSTEE" means Computershare Trust Company of Canada or its successor or successors for the time being as trustee hereunder;

     "U.S. EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, of the United States of America;

     "U.S. SECURITIES ACT" means the Securities Act of 1933, as amended, of the United States of America;

     "VOTING SHARES" means shares of capital stock, or other equity interests, of any class of any person carrying voting rights under all circumstances, provided that, for the purposes of such definition, shares or other equity interests which only carry the right to vote conditionally on the happening of an event shall not be considered Voting Shares, whether or not such event shall have occurred, nor shall any shares or other equity interests be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares or other equity interests of another class or classes by reason of the happening of such event; and

     "WRITTEN DIRECTION OF THE CORPORATION" means an instrument in writing signed by the Chairman of the Board, the President or a Vice-President together with any other Vice-President, the Secretary, the Treasurer, the Controller, an Assistant Secretary or an Assistant Treasurer of the Corporation.

     Words importing the singular number only shall include the plural and vice versa and words importing any of the masculine, feminine or neuter genders shall include the others and words importing persons shall include firms and corporations and vice versa.

1.2  MEANING OF "OUTSTANDING"
     ------------------------

     Every Debenture certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation or moneys for the payment or redemption thereof shall have been set aside under Section 3.6 or Section 8.2, as the case may be, provided that:

     (a) Debentures which have been partially redeemed, purchased or converted shall be deemed to be outstanding only to the extent of the unredeemed, unpurchased or unconverted part of the principal amount thereof;

     (b) if a new Debenture has been issued in substitution for a Debenture which has been lost, stolen or destroyed, only the newly-issued Debenture shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding; and

     (c) for the purposes of any provision of this indenture entitling holders of outstanding Debentures to vote, sign consents, requisitions or other instruments or take any other action under this indenture, or to constitute a quorum for any meeting of Debentureholders, Debentures owned directly or indirectly, legally or equitably, by the Corporation or any Subsidiary shall be disregarded except that:

          (i) for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition or other instrument or action, or on the Debentureholders present or represented at any meeting, only the Debentures which the Trustee knows are so owned shall be so disregarded; and

          (ii) Debentures so owned which have been pledged in good faith other than to the Corporation or a Subsidiary shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote, and to sign consents, requisitions or other instruments in respect of, such Debentures in his discretion free from the control of the Corporation or any Subsidiary.

1.3  HEADINGS, ETC.
     --------------

     The division of this indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this indenture or of the Debentures.

1.4  APPLICABLE LAW AND SUBMISSION TO JURISDICTION
     ---------------------------------------------

     This indenture and the Debentures shall be construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.

     Any legal action or proceeding with respect to this indenture or the Debentures, or actions of the Trustee or the Corporation, may be brought in the courts of the Province of British Columbia, and the parties hereto submit to the non-exclusive jurisdiction of the courts of the Province of British Columbia with respect to all actions and proceedings in respect of this indenture and the Debentures.

     Each of the Corporation and the Trustee hereby irrevocably waive any objections, including any objection to the laying of venue or based on the grounds of forum non convenience which it may now or hereafter have to the bringing of such action or proceeding in such jurisdiction.

1.5  INVALIDITY AND SEVERABILITY
     ---------------------------

     Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof.

1.6  SUCCESSORS AND ASSIGNS
     ----------------------

     All covenants and agreements in this indenture by the Corporation shall bind its successors and assigns, whether expressed or not.

1.7  DAY NOT A BUSINESS DAY
     ----------------------

     In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

1.8  CURRENCY
     --------

     All references to currency herein and in the Debentures shall be to lawful money of the United States of America, unless otherwise expressed.

1.9  LANGUAGE CLAUSE - ENGLISH
     -------------------------
     The parties hereto have agreed and required that this indenture, the Debentures and all documents and notices related thereto and/or resulting therefrom be drawn up in the English language. Les parties aux presentes ont convenu et demande que la presente acte de fiducie, les debentures et tous les documents et avis afferents et(ou) en decoulant soient rediges en anglais.

                                    ARTICLE 2
                                 THE DEBENTURES
                                 --------------

2.1  FORM, TERMS AND ISSUE OF DEBENTURES
     -----------------------------------

     The Debentures to be issued hereunder shall consist of and be limited to the aggregate principal amount of $12,000,000 in lawful money of the United States of America and shall be designated as "8% CONVERTIBLE SECURED DEBENTURES". Debentures, to a maximum aggregate principal amount of $12,000,000, may be executed by the Corporation from time to time and, forthwith after such execution, shall be delivered to the Trustee and shall be certified by the Trustee and delivered to or to the order of the Corporation pursuant to a written direction of the Corporation without the Trustee receiving any consideration therefor.

     The Debentures shall be dated as of the date of original issue thereof, shall mature on the 30th day of September, 2006 and shall bear interest (subject to the provisions of Sections 2.4 and 2.5) from the date of original issue thereof at the rate of 8% per annum, calculated and payable, after as well as before maturity, default and judgment, with interest on amounts in default at the same rate, in equal quarterly amounts on March 31, June 30, September 30 and December 31 of each year ("INTEREST PAYMENT DATES") and on maturity, with the first payment due December 31, 2003. Interest payable on the Debentures on any interest payment date (other than on maturity) shall be payable

     The principal of the Debentures and interest thereon shall be payable in lawful money of the United States of America at the principal office of the Trustee in the City of Vancouver, in the Province of British Columbia.

     The Debentures shall be issued only as fully registered Debentures in denominations of $1,000 and integral multiples of $1,000. The Debentures and the certificate of the Trustee endorsed thereon shall be in the English language substantially in the form set forth in Schedule A hereto, with such insertions, omissions, substitutions or other variations as shall be required or permitted by this indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform with general usage, all as may be determined by the officer of the Corporation executing such Debentures in accordance with Section 2.2 hereof, as conclusively evidenced by his execution of a Debenture. The Debentures shall bear such distinguishing letters and numbers as the Trustee may approve. The Debentures may be engraved, printed or lithographed, or partly in one form and partly in another, as the Corporation may determine. For greater certainty, certificates representing Debentures heretofore issued to Debentureholders which are outstanding shall be deemed to incorporate any alterations made to the form of the Debentures set forth in Schedule A hereto pursuant to this indenture amended and restated as of June 29, 2005.

2.2  SIGNATURE OF DEBENTURES
     -----------------------

     The Debentures shall be signed (either manually or by facsimile signature) by any one of the Chairman of the Board, the President or a Vice-President of the Corporation. A facsimile signature upon any of the Debentures shall for all purposes of this indenture be deemed to be the signature of the person whose signature it purports to be and to have been signed at the time such facsimile signature is reproduced. Notwithstanding that any person whose signature, either manual or in facsimile, may appear on any of the Debentures is not, at the date of this indenture or at the date of the Debentures or at the date of the certifying and delivery thereof, the holder of the office indicated, any such Debentures shall be valid and binding upon the Corporation and entitled to the benefits of this indenture.

2.3  CERTIFICATION
     -------------

     No Debenture shall be issued or, if issued, shall be obligatory or shall entitle the holder to the benefits of this indenture, until it has been certified by or on behalf of the Trustee substantially in the form set out in Schedule A hereto or in some other form approved by the Trustee. Such certification on any Debenture shall be conclusive evidence that such Debenture is duly issued, is a valid obligation of the Corporation and is entitled to the benefits hereof. For greater certainty, certificates representing Debentures heretofore issued to Debentureholders which are outstanding shall be deemed to incorporate any alterations made to the form of the Debentures set forth in Schedule A hereto pursuant to this indenture amended and restated as of June 29, 2005.

     The certificate of the Trustee signed on the Debentures hereinafter mentioned shall not be construed as a representation or warranty by the Trustee as to the validity of this indenture or of the Debentures or as to the issuance of the Debentures and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or any of them or the proceeds thereof. The certificate of the Trustee signed on the Debentures shall, however, be a representation and warranty by the Trustee that the Debentures have been duly certified by or on behalf of the Trustee pursuant to the provisions of this indenture.

2.4  CONCERNING INTEREST
     -------------------

     Every Debenture issued hereunder, whether issued originally or in exchange for other Debentures, shall bear interest from its date of issue or from the last interest payment date to which interest shall have been paid or made available for payment on the outstanding Debentures, whichever shall be the later.

     Interest on each Debenture will cease to accrue from the maturity date of such Debenture unless, upon due presentation thereof, payment of principal and any accrued and unpaid interest is improperly withheld or refused.

2.5  ADDITIONAL AMOUNTS
     ------------------

     All payments made by the Corporation in respect of the Debentures will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments, or other governmental charges of any nature imposed or levied by or on behalf of the United States of America or any political subdivision or authority thereof or therein having power to tax, unless the Corporation is required by law or by the interpretation or administration thereof by the relevant government authority or agency to withhold or deduct such taxes, duties, assessments, or other governmental charges. The Corporation will make the required withholding or deduction, make payment of the amount so withheld or deducted to the appropriate government authority and pay any additional amounts that may be necessary to ensure that the net amounts received by the Debentureholders after the withholding or deduction (including any withholding or deduction for such additional amounts and after taking into account any taxes payable in respect of such additional amounts) equals the respective amounts of principal and interest which would have been receivable in respect of the Debentures in the absence of the withholding or deduction ("ADDITIONAL AMOUNTS"). The Corporation shall furnish to the applicable Debentureholders evidence of payment to the relevant taxation authority of all amounts so deducted or withheld. No Additional Amounts shall, however, be payable:

     (a) to the extent that the taxes, duties, assessments or other governmental charges would not have been imposed but for the failure of the Debentureholder to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of America of the Debentureholder if:

          (i) such compliance is required or imposed by law as a precondition to exemption from all or a part of the tax, duty, assessment or other governmental charge; and

          (ii) at least 30 days prior to the first interest payment date with respect to which this clause (a) will apply, the Corporation has notified the Debentureholder that the Debentureholder will be required to comply with this requirement; provided, however, that this clause (a) shall no longer apply if a Debentureholder subsequently complies with a certification, identification or other reporting requirement (as described above) and under applicable law such compliance satisfies a precondition to exemption from all or a part of the tax, duty, assessment or other governmental charge; or

     (b) to persons other than purchasers of the Debentures from the Corporation at the time of the first issuance of the Debentures.

     If as a result of any payment by the Corporation in respect of the Debentures, any Debentureholder is required to pay any withholding tax with respect to such payment to the United States of America or any political subdivision of authority thereof or therein having power to tax, then the Corporation will, upon demand by such Debentureholder, indemnify such Debentureholder for the payment of any such taxes, together with any interest, penalties and expenses in connection therewith, and for any taxes on such indemnity payment. All such amounts shall be payable by the Corporation on demand and shall bear interest at the rate set forth herein calculated from the date demanded by such holder to the date paid by the Corporation.

     If, following any payment made by the Corporation to any Debentureholder under the first paragraph above or any indemnity payment made by the Corporation to any Debentureholder under the second paragraph above, such Debentureholder shall receive or be granted a refund, credit, allowance or remission in respect of the taxes or duties resulting in the payment thereof and such Debentureholder is able to readily identify such refund, credit, allowance or remission as being attributable to such taxes or duties, such Debentureholder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, credit, allowance or remission and without prejudice to the right of such Debentureholder to obtain any other relief or allowance which may be available to it, reimburse the Corporation with such amount as such Debentureholder, acting reasonably, determines to be the amount of money attributable to such refund, credit, allowance or remission that may be paid by such Debentureholder to leave it (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding or payment of tax which resulted in the payment under the first two paragraphs above. Such Debentureholder may charge to the Corporation (and may deduct from amounts reimbursable to the Corporation hereunder) a fee reasonably determined by such Debentureholder to compensate it for any additional effort expended or cost incurred in determining such credit or remission or allocating it to the Corporation. Notwithstanding the foregoing, Debentureholders shall be entitled to arrange their tax affairs as they think fit, and no Debentureholder shall be obligated to disclose to the Corporation, or any of its agents, any computation made by such Debentureholder in connection with this paragraph or any information regarding such Debentureholder's tax status or affairs.

2.6  DEBENTURES TO RANK PARI PASSU
     -----------------------------

     The Debentures may be issued in such amounts, to such persons and on such terms not inconsistent with the provisions of this indenture, and either at par or at a discount or at a premium, as the directors may determine. Each Debenture as soon as issued shall, subject to the terms hereof, be equally and proportionately entitled to the benefits hereof, as if all of the Debentures had been issued and negotiated simultaneously.

2.7  REGISTRATION OF DEBENTURES
     --------------------------

     The Corporation shall cause to be kept registers hereinafter referred to in which shall be entered the names and addresses of the holders of Debentures and particulars of the Debentures held by them respectively and of all transfers of Debentures. No transfer of a Debenture shall be valid unless made on the appropriate register by the holder or his executors or administrators or other legal representative, or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe, nor unless such transfers have been duly noted on such Debenture by the Trustee or other registrar.

     The registers referred to in this Section 2.7 shall be kept by and at the principal office of the Trustee in the City of Vancouver, British Columbia and at such other place or places and by the Trustee or by such other registrar or registrars, if any, as the Corporation with the approval of the Trustee may designate from time to time.

     The registers referred to in this Section 2.7 shall at all reasonable times be open for inspection by the Corporation, by the Trustee and by any Debentureholder.

     The holder of a Debenture may at any time and from time to time have such Debenture transferred at any of the places at which a register is kept pursuant to the provisions of this Section 2.7, in accordance with such reasonable regulations as the Trustee or other registrar may prescribe.

     Neither the Corporation nor the Trustee shall be required (i) to transfer or exchange any Debentures on the day of any selection by the Trustee of any Debentures to be redeemed or purchased or during the five preceding business days or thereafter until after the mailing of any notice of redemption or purchase; or (ii) to transfer or exchange any Debenture selected or called for redemption in whole or in part unless upon due presentation thereof such Debenture or part thereof called for redemption shall not be redeemed.

     As a prior condition to the transfer of a Debenture, each proposed transferee of a Debenture shall (i) deliver to the Trustee an opinion of counsel acceptable to the Trustee and the Corporation, or otherwise satisfy the Corporation, that the Debenture can be transferred without violation of the registration requirements of the U.S. Securities Act and (ii) deliver to the Trustee an acknowledgement of being aware that the Debentures are "restricted securities" as defined under Rule 144 under the U.S. Securities Act and have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, that the Corporation has no obligation to register any of the Debentures under the U.S. Securities Act or the securities laws of any state of the United States, that the Debentures may not be offered or sold unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such requirements are available, that the Trustee will not register any transfer of any Debenture not made pursuant to an available exemption from the registration requirements of the U.S. Securities Act and that the Debentures shall bear a legend to that effect.

     Subject to applicable law, none of the Trustee, any registrar for any of the Debentures and the Corporation shall be charged with notice of or be bound to see to the execution of any trust, whether expressed, implied or constructive, in respect of any Debenture and the Trustee or the Corporation may transfer any Debenture on the direction of the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

     Except in the case of the register required to be kept at the City of Vancouver, British Columbia, the Corporation shall have power at any time to close any register upon which the registration of any Debenture appears and in that event it shall transfer the records thereof to another existing register or to a new register and thereafter such Debentures shall be deemed to be registered on such existing or new register, as the case may be.

     The Trustee shall, when requested so to do by the Corporation, furnish the Corporation with a list of names and addresses of the registered holders of Debentures showing the principal amounts and serial numbers of such Debentures held by each holder.

2.8  PERSONS ENTITLED TO PAYMENT
     ---------------------------

     The person in whose name any Debenture shall be registered shall be deemed and regarded as the owner thereof for all purposes of this indenture and payment of or on account of the principal of such Debentures shall be made only to or upon the order in writing of such holder thereof and such payment shall be a good and sufficient discharge to the Trustee and any registrar and to the Corporation and any paying agent for the amounts so paid.

     At least four business days prior to each interest payment date the Corporation either directly or through the Trustee or an agent of the Trustee shall forward or cause to be forwarded by prepaid post, to the holder at the Record Date for such interest payment date, at his address appearing on the appropriate register hereinbefore mentioned, or in the case of joint holders, to the one whose name appears first on such register, a cheque for such interest (less any tax required by law to be deducted) payable to the order of such holder or holders and negotiable in immediately available funds at par at any of the places at which interest upon such Debentures is. The forwarding of such cheque shall satisfy and discharge the liability for the interest upon such Debentures to the extent of the sum or sums represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation; provided that in the event of the non-receipt of such cheque by the holder, or the loss or destruction thereof, the Corporation, upon being furnished with satisfactory evidence of such non-receipt, loss or destruction and an indemnity reasonably satisfactory to it, shall issue to such holder a replacement cheque for the amount of such cheque.

     The registered holder for the time being of any Debenture shall be entitled to the principal moneys and interest evidenced by such Debenture, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and a transferee of a Debenture shall, after an appropriate form of transfer is lodged with the Trustee or other registrar and upon compliance with all other conditions in that behalf required by this indenture or by any conditions contained in such Debenture or by law, be entitled to be entered on the appropriate register as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and his transferor or any previous holder thereof, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

     Delivery to the Corporation by a Debentureholder of a Debenture or the receipt of such holder for the principal moneys and interest evidenced by such Debenture respectively shall be a good discharge to the Corporation, which shall not be bound to enquire into the title of such holder, save as ordered by some court of competent jurisdiction or as required by statute. Neither the Corporation, the Trustee nor any registrar shall be bound to see to the execution of any trust affecting the ownership of any Debenture nor be affected by notice of any equity that may be subsisting in respect thereof.

     Where Debentures are registered in more than one name the principal moneys and interest from time to time payable in respect thereof may be paid by cheque payable to the order of all such holders, failing written instruction from them to the contrary, and such payment and receipt thereof by such holders shall be a valid discharge to the Trustee and any registrar and to the Corporation and any paying agent.

     In the case of the death of one or more joint registered holders, the principal moneys of and interest on any Debentures may be paid to the surviving registered holder or holders, as the case may be, whose receipt therefor shall constitute a valid discharge to the Trustee and any registrar and to the Corporation and any paying agent.

2.9  MUTILATION, LOSS, THEFT OR DESTRUCTION
     --------------------------------------

     In case any of the Debentures issued hereunder shall become mutilated or be lost, stolen or destroyed, the Corporation, in its discretion, may issue, and thereupon the Trustee shall certify and deliver, a new Debenture upon surrender and cancellation of the mutilated Debenture, or in the case of a lost, stolen or destroyed Debenture, in lieu of and in substitution for the same, and the substituted Debenture shall be in substantially the same form as the Debenture originally issued and shall be entitled to the benefits of this indenture equally with all other Debentures issued, subject to any amendments thereto, or to be issued hereunder without preference or priority one over another. In case of loss, theft or destruction the applicant for a substituted Debenture shall furnish to the Corporation and to the Trustee such evidence of ownership and of such loss, theft or destruction as shall be satisfactory to them in their discretion and shall also furnish an indemnity satisfactory to them in their discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Debenture.

2.10 EXCHANGES OF DEBENTURES
     -----------------------

     Debentures of any denomination may be exchanged for Debentures of any other authorized denomination or denominations, any such exchange to be for an equivalent aggregate principal amount of Debentures. Exchanges of Debentures may be made at the offices of the Trustee or other registrar where a register is maintained for such Debentures. Any Debentures tendered for exchange shall be surrendered to the Trustee or appropriate registrar and shall be cancelled. The Corporation shall execute and the Trustee shall certify all Debentures necessary to carry out exchanges as aforesaid. For greater certainty, any such exchange of Debentures of any denomination for an equivalent aggregate principal amount of Debentures of any other authorized denomination or denominations is not intended to be and will not constitute the repayment of the debt obligation evidenced by the Debenture or the Debentures so exchanged or the issuance of a new debt obligation.

     Except as herein otherwise provided, in every case of exchange of Debentures of any denomination or form for other Debentures and for any transfer of Debentures, the Trustee or other registrar may make a sufficient charge to reimburse it for any stamp, security transfer taxes or other governmental charge required to be paid and, in addition, a reasonable charge for its services for each Debenture exchanged or transferred, and may charge a reasonable sum for every Debenture issued upon such exchange or transfer, and payment of the said charges shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

     Debentures issued in exchange for Debentures which at the time of such issue have been elected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to that effect.

2.11 OPTION OF HOLDER AS TO PLACE OF PAYMENT
     ---------------------------------------

     Except as herein otherwise provided, all sums which may at any time become payable, whether at maturity or on a declaration or on redemption or otherwise, on account of any Debenture or interest thereon shall be payable at the option of the holder at any of the places at which the principal of and interest on such Debenture are payable.

2.12 TRUSTEE NOT BOUND TO MAKE INQUIRIES
     -----------------------------------

     The Trustee, prior to the certification and delivery of any Debentures, shall not be bound to make any inquiry or investigation as to the correctness of the matters set out in any of the resolutions, opinions, certificates or other documents required by the provisions of this indenture, but shall be entitled to accept and act upon the said resolutions, opinions, certificates and other documents. The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable.

                                   ARTICLE 3
             REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBENTURES
             ------------------------------------------------------

3.1  REDEMPTION OF DEBENTURES
     ------------------------

     Subject to the provisions of Section 3.2, the Debentures shall be redeemable prior to maturity, in whole at any time, but not in part, at the option of the Corporation (in the manner herein provided and in accordance with and subject to the provisions herein set forth) at prices equal to the principal amount, together with accrued and unpaid interest on the principal amount of the Debentures so redeemed to the date fixed for redemption (the applicable price, including accrued and unpaid interest, at which Debentures may be redeemed being hereinafter referred to as the "REDEMPTION PRICE").

3.2  LIMITATIONS ON REDEMPTION
     -------------------------

     (a) Notwithstanding the provisions of Section 3.1, the Debentures shall not be redeemable on or prior to October 1, 2004. Thereafter, the Debentures will not be redeemable unless the Corporation shall have filed with the Trustee, on the day that a notice of redemption of the Debentures is first given pursuant to Section 3.3, an Officers' Certificate certifying that the weighted average price per share for Common Shares on the TSX Venture Exchange (or if the Common Shares are not listed on the TSX Venture Exchange, on the Toronto Stock Exchange, or if the Common Shares are not listed on the Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the directors or if the Common Shares are not so listed then on the over-the-counter market) during 20 consecutive trading days ended not more than five trading days preceding the date on which such notice of redemption is first given was at least 166 2/3% of the Conversion Price in effect on the date of the filing of such Officers' Certificate.

          The weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 20 consecutive trading days by the total number of Common Shares so sold.

     (b) Notwithstanding the provisions of Section 3.1 and subsection 3.2(a), the Debentures will not be redeemable unless the registration statement referred to in Section 5.10 with respect to the Common Shares issuable on conversion of the Debentures has been declared effective and remains effective at the Date of Redemption.

3.3  NOTICE OF REDEMPTION
     --------------------

     Notice of intention to redeem any Debentures shall be given by or on behalf of the Corporation to the Trustee and to each holder of such Debentures by letter or circular sent through the ordinary mail, postage prepaid, addressed to such holder or delivered by hand (or so mailed to certain holders and so delivered to the other holders) at the holder's last address appearing upon one of the registers hereinbefore mentioned and mailed not more than 60 days and not less than 30 days prior to the date specified for redemption, provided that the accidental omission to mail or deliver any such letter or circular or the non-receipt of any such letter or circular or the non-receipt of any such letter or circular by any such holder or holders shall not invalidate or otherwise prejudicially affect the redemption of such Debentures.

     Every notice of redemption shall specify the redemption date and the redemption price, the place or places of payment and shall state that if the Debentures are not presented for redemption on such redemption date all interest thereon shall cease from and after the said date.

     Every notice sent by post or delivered by hand as aforesaid shall be deemed to have been given on the day on which it is posted or delivered, as the case may be.

3.4  DEBENTURES DUE ON REDEMPTION DATES
     ----------------------------------

     Upon notice having been given as aforesaid, all the Debentures so called for redemption shall thereupon be and become due and payable at the redemption price (less any tax required by law to be deducted from accrued and unpaid interest), on the redemption date specified in such notice, in the same manner and with the same effect as if it were the date of maturity specified in such Debentures, anything therein or herein to the contrary notwithstanding, and from and after such redemption date, if the moneys necessary to redeem such Debentures shall have been deposited as hereinafter provided and affidavits or other proof satisfactory to the Trustee as to the giving of such notices shall have been lodged with it, interest upon such Debentures shall cease to accrue after said date.

     In case any question shall arise as to whether any notice has been given as above provided and any such deposit made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

3.5 DEPOSIT OF REDEMPTION MONEYS
    ----------------------------

     Upon Debentures having been called for redemption as hereinbefore provided, the Corporation shall deposit with the Trustee or any paying agent to the order of the Trustee, at least one business day before the redemption date fixed in the notice of the redemption thereof, such sums as may be sufficient to pay the redemption price of the Debentures (less any tax required to be deducted from accrued and unpaid interest) so to be redeemed together with the estimated charges and expenses to be incurred in connection with such redemption. From the sums so deposited the Trustee shall pay or cause to be paid to the holders of such Debentures so called for redemption, upon surrender of such Debentures, the principal and interest (less any tax required to be deducted from accrued and unpaid interest) to which they are respectively entitled on redemption.

3.6 FAILURE TO SURRENDER DEBENTURES CALLED FOR REDEMPTION
    -----------------------------------------------------

     In case the holder of such Debentures so called for redemption shall within 30 days from the date fixed for redemption fail so to surrender any of such holder's Debentures, or shall not within such time accept payment of the redemption price payable in respect thereof or give such receipt therefor, if any, as the Trustee may require, such redemption price (less any tax required to be deducted from accrued and unpaid interest) shall be set aside in trust for such holder, either in the deposit department of the Trustee or in some chartered bank in Canada and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside, and to that extent such Debentures shall thereafter not be considered as outstanding hereunder and the Debentureholder shall have no right except to receive payment out of the moneys so paid and deposited upon surrender and delivery up of his Debenture or Debentures of the redemption price (less any tax required to be deducted from accrued and unpaid interest) of such Debenture or Debentures, without further interest thereon, subject always to the provisions of Section 8.3.

3.7  CANCELLATION AND DESTRUCTION OF DEBENTURES
     ------------------------------------------

     All Debentures so redeemed under this Article and all Debentures purchased by the Corporation under this Article shall forthwith be delivered to the Trustee and shall be cancelled by it and no Debentures shall be issued in substitution therefor.

     All matured Debentures of which the Corporation may be able to regain possession shall likewise be delivered to the Trustee and cancelled by it and no Debentures shall be issued in substitution therefor.

3.8  SURRENDER OF DEBENTURES FOR CANCELLATION
     ----------------------------------------

     If the principal moneys due upon any Debenture issued hereunder shall become payable by redemption or otherwise before the date of maturity thereof, the person presenting such Debenture for payment must surrender the same for cancellation, the Corporation nevertheless paying or causing to be paid the interest accrued and unpaid thereon (computed on a per diem basis if the date fixed for payment is not an interest due date).

3.9  PURCHASE OF DEBENTURES FOR CANCELLATION
     ---------------------------------------

     At any time when the Corporation is not in default hereunder, it may purchase and surrender to the Trustee for cancellation (and no Debentures shall be issued in substitution therefor) all or any of the Debentures by tender available to all holders alike at any price.

     If, upon an invitation for tenders, more Debentures than the Corporation is prepared to accept are tendered at the same lowest price, the Debentures to be purchased by the Corporation will be selected by the Trustee, in such manner as the Trustee may deem equitable, from the Debentures tendered by each tendering Debentureholder who tendered at such lowest price. For this purpose the Trustee may make, and from time to time amend, regulations with respect to the manner in which Debentures may be so selected and regulations so made shall be valid and binding upon all Debentureholders, notwithstanding the fact that, as a result thereof, one or more of such Debentures become subject to purchase in part only. The holder of a Debenture of which a part only is purchased, upon surrender of such Debenture for payment, shall be entitled to receive, without expense to such holder, one or more new Debentures for the unpurchased part so surrendered, and the Trustee shall certify and deliver such new Debenture or Debentures upon receipt of the Debenture so surrendered.

                                   ARTICLE 4
                            CONVERSION OF DEBENTURES
                            ------------------------

4.1  CONVERSION PRIVILEGE AND CONVERSION PRICE
     -----------------------------------------

     Upon and subject to the provisions and conditions of this Article, the holder of each Debenture shall have the right, at his option, at any time prior to the close of business on the earlier of September 29, 2006 or, if such Debenture is previously called for redemption, the business day immediately preceding the date fixed for redemption of such Debenture (such time and date in this Article being referred to as the "TIME OF EXPIRY"), to convert the whole or, in the case of a Debenture of a denomination in excess of $1,000, any part which is $1,000 or an integral multiple thereof, of the principal amount of such Debenture into fully paid and non-assessable Common Shares of the Corporation at the Conversion Price in effect on the Date of Conversion (as defined in subsection 4.3(b)).

     Subject to Section 4.4, the Conversion Price shall be $0.15 for each Common Share to be issued upon the conversion of Debentures, being a conversion rate of approximately 6,666.7 Common Shares for each $1,000 principal amount of Debentures.

     Such right of conversion shall extend only to the maximum number of whole Common Shares into which the aggregate principal amount of the Debenture or Debentures surrendered for conversion at any one time by the holder thereof may be converted in accordance with the foregoing provisions of this Section. Fractional interests in Common Shares shall be adjusted for in the manner provided in Section 4.5.

     "CLOSE OF BUSINESS" as used in this Article shall mean the normal closing hour of the office of the Trustee referred to in subsection 4.3(a) at which such conversion right is being exercised.

     Notice of the expiry of the conversion privileges of the Debentures shall be given by or on behalf of the Corporation, not more than 60 days and not less than 30 days prior to the date fixed for the Time of Expiry, in the manner provided in Section 11.2.

For greater certainty, only the principal amount of the Debentures shall be convertible into Common Shares in accordance with the provisions of this Article.

4.2  REVIVAL OF RIGHT TO CONVERT
     ---------------------------

     If payment of the redemption price or the purchase price of any Debenture which has been called for redemption or tendered in acceptance of an offer by the Corporation to purchase Debentures for cancellation is not made, in the case of a redemption upon due surrender of such Debenture or in the case of a purchase on the date on which such purchase is required to be made, as the case may be, then the right to convert such Debenture shall revive and continue as if such Debenture had not been called for redemption or tendered in acceptance of the Corporation's offer, respectively.

4.3  MANNER OF EXERCISE OF RIGHT TO CONVERT
     --------------------------------------

     (a) The holder of a Debenture desiring to convert such Debenture in whole or in part into Common Shares shall surrender such Debenture to the Trustee at its principal office in the City of Vancouver, British Columbia together with the Conversion Form on the back of such Debenture or any other written notice in a form satisfactory to the Trustee, in either case duly executed by the holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee, exercising his right to convert such Debenture in accordance with the provisions of this Article. Thereupon such Debentureholder, and subject to payment of all applicable stamp or security transfer taxes or other governmental charges and compliance with all reasonable requirements of the

          Trustee, his nominee(s) or assignee(s), shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in subsection 4.3(b)) as the holder of the number of Common Shares into which such Debenture is convertible in accordance with the provisions of this Article and, as soon as practicable thereafter, the Corporation shall, if requested, deliver to such Debentureholder or, subject as aforesaid, his nominee(s) or assignee(s), a certificate or certificates for such Common Shares and, if applicable, a cheque for any amount payable under Section 4.5.

     (b) For the purposes of this Article, a Debenture shall be deemed to be surrendered for conversion on the date (herein called "DATE OF CONVERSION") on which it is so surrendered when the register of the Trustee is open and in accordance with the provisions of this Article and, in the case of a Debenture so surrendered by post or other means of transmission on the date on which it is received by the Trustee at its office specified in subsection (a) of this Section.

     (c) Any part of a Debenture may be converted as provided in this Article and all references in this indenture to conversion of Debentures shall be deemed to include conversion of such parts.

     (d) Upon a holder of any Debenture exercising his or her right of conversion in respect of only a part of a Debenture and surrendering such Debenture to the Trustee, the Trustee shall cancel the same and shall without charge forthwith certify and deliver to the holder a new Debenture or Debentures in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered.

     (e) The holder of a Debenture surrendered for conversion in accordance with this Section shall be entitled to receive accrued and unpaid interest in respect thereof up to the Date of Conversion of such Debenture, and the Common Shares issued upon such conversion shall rank only in respect of dividends declared in favour of shareholders of record on and after the Date of Conversion, from which date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

4.4  ADJUSTMENT OF CONVERSION PRICE
     ------------------------------

     The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

     (a) If and whenever at any time prior to the Time of Expiry the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of shares, (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iii) issue Common Shares of the Corporation to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall in the case of the events referred to in (i) and (iii) above be decreased in proportion to the number of outstanding Common Shares resulting from such subdivision, redivision or dividend, or shall, in the case of the events referred to in (ii) above, be increased in proportion to the number of outstanding Common Shares resulting from such reduction, combination or consolidation. Such adjustment shall be made successively whenever any event referred to in this subsection (a) shall occur. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under subsections (b), (c) and (g) of this Section 4.4.

     (b) If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per Common Share (or having a conversion or exchange price per Common Share) less than 95% of the Current Market Price (as defined in subsection 4.4(d)) of a Common Share on such record date, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the quotient obtained by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price per Common Share, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable). Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be re-adjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

     (c) If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of (i) shares of any class other than Common Shares or (ii) rights, options or warrants (excluding those exercisable for 45 days or less) or (iii) evidences of its indebtedness or (iv) assets then, in each such case, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors at the time such distribution is authorized, which determination shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Rate which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be.

     (d) For the purpose of any computation under subsections (b) or (c) of this Section, the "CURRENT MARKET PRICE" per Common Share at any date shall be the weighted average price per share for Common Shares for the 20 consecutive trading days ending three trading days before such date on the TSX Venture Exchange, or, if the Common Shares are not listed thereon, on the Toronto Stock Exchange, or if the Common Shares are not listed on the Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the directors or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market. The weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 20 consecutive trading days by the total number of Common Shares so sold.

     (e) In the case of any reclassification or change (other than a change resulting only from consolidation or subdivision) of the Common Shares or in case of any amalgamation, consolidation, arrangement, reorganization or merger of the Corporation with or into any other corporation, or in the case of any sale of the properties and assets of the Corporation as or substantially as an entirety to any other corporation or other person, or in the case of a liquidation, dissolution or winding-up of the Corporation, the Conversion Price shall be adjusted so that each Debenture shall, after such reclassification, change, amalgamation, consolidation, arrangement, reorganization, merger, sale, liquidation, dissolution or winding-up, be exercisable for the number of shares or the number, kind or amount of other securities or property of the Corporation, or such continuing, successor or purchaser person, as the case may be, which the holder thereof would have been entitled to receive as a result of such reclassification, change, amalgamation, consolidation, arrangement, reorganization, merger, sale, liquidation, dissolution or winding-up, if on the effective date thereof the holder had been the holder of the number of Common Shares into which the Debenture was convertible prior to the effective date of such reclassification, change, amalgamation, consolidation, arrangement, reorganization, merger, sale, liquidation, dissolution or winding-up. No such reclassification, change, amalgamation, consolidation, arrangement, reorganization, merger, sale, liquidation, dissolution or winding-up shall be carried into effect unless, in the opinion of the board of directors, all necessary steps shall have been taken to ensure that the holders shall thereafter be entitled to receive such number of shares or other securities or property of the Corporation, or such continuing, successor or purchasing person, as the case may be, subject to adjustment thereafter in accordance with provisions similar, as nearly as may be, to those contained in this
          Section 4.4. If determined appropriate by the board of directors to give effect to or to evidence the provisions of this Section 4.4, the Corporation, or such continuing, successor or purchasing person, as the case may be, shall, prior to or contemporaneously with any such reclassification, change, amalgamation, consolidation, arrangement, reorganization, merger, sale, liquidation, dissolution or winding-up, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this indenture with respect to the rights and interests thereafter of the holder of Debentures to the end that the provisions set forth in this indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares or other securities or property to which a holder of Debentures is entitled on the exercise of its conversion rights thereafter. Any indenture entered into between the Corporation and the Trustee pursuant to the provisions of this Section 4.4 shall be a supplemental indenture entered into pursuant to the provisions of Article 13. Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing corporation or other person and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.4 and which shall apply to successive reclassifications, changes, amalgamations, consolidations, arrangements, reorganizations, mergers, sales, liquidations, dissolutions or windings-up.

     (f) In any case in which this Section 4.4 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Debenture converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as such holder would, but for the provisions of this subsection (f), have become the holder of record of such additional Common Shares pursuant to subsection 4.3(b).

     (g) If and whenever at any time prior to the Time of Expiry the Corporation shall issue Common Shares (other than pursuant to options outstanding on the date hereof), or rights, options or warrants entitling the holder thereof to subscribe for or purchase Common Shares, or securities convertible into or exchangeable for Common Shares, to any person at a price per Common Share (or a subscription, purchase, conversion or exchange price per Common Share) less than the then Conversion Price, the Conversion Price shall be adjusted immediately after the date of such issue so that it shall equal the price determined by multiplying the Conversion Price in effect on such date of issue by a fraction, of which the numerator shall be the aggregate of the total number of Common Shares outstanding on such date of issue multiplied by the Conversion Price on such date of issue plus the total number of additional Common Shares issued or issuable under the rights, options, warrants or convertible or exchangeable securities multiplied by the issue, subscription, purchase, conversion or exchange price of such additional Common Shares, and of which the denominator shall be the aggregate of the total number of Common Shares outstanding on such date of issue plus the total number of additional Common Shares issued or issuable under the rights, options, warrants or convertible or exchangeable securities multiplied by the Conversion Price on such date of issue. If the Conversion Price is adjusted pursuant to this subsection 4.4(g) as a result of an issue of securities, then subsections 4.4(b) and (c), if applicable, would not be applied to further adjust the Conversion Price in respect of such issue of securities.

     (h) The adjustments provided for in this Section 4.4 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided however, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (i) No adjustment of the Conversion Price shall be made in respect of any event described in subsections (a)(iii), (b) or (c) of this Section
          4.4 if the holders of the Debentures are allowed to participate on substantially the same terms as though they had converted their Debentures prior to the applicable record date or effective date. A decision by the directors of the Corporation as to whether such participation is on substantially the same terms shall be final and conclusive.

     (j) In the event of any question arising with respect to the adjustments provided in this Section 4.4, such question shall be conclusively determined by a firm of chartered accountants appointed by the Corporation and acceptable to the Trustee (who may be the Auditors of the Corporation); such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Trustee, and the Debentureholders.

     (k) If the Corporation shall take any action affecting the Common Shares other than action described in this Section 4.4, which in the opinion of the board of directors would materially affect the rights of Debentureholders, the Conversion Price shall be adjusted in such manner and at such time, by action of the board of directors as the board of directors in their sole discretion may determine to be equitable in the circumstances. Failure of the directors to make such an adjustment shall be conclusive evidence that they have determined that it is equitable to make no adjustment in the circumstances.

     (l) The issue and sale by the Corporation of up to an aggregate of 16,666,667 Common Shares at a price not less than US$0.12 per Common Share (i.e., an aggregate of $2,000,000) shall be exempt from any adjustment of the Conversion Price under this Section 4.4.

4.5  NO REQUIREMENT TO ISSUE FRACTIONAL SHARES
     -----------------------------------------

     The Corporation shall not be required to issue fractional Common Shares upon the conversion of Debentures pursuant to this Article. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of such Debentures to be converted. If any fractional interest in a Common Share would, except for the provisions of this Section, be deliverable upon the conversion of any principal amount of Debentures, the Corporation shall, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the holder of such surrendered Debenture an amount in lawful money of the United States of America equal (computed to the nearest cent) to the appropriate fraction of the value (being the last reported sale price or, if none, the mean between the closing bid and ask quotations on the TSX Venture Exchange, or, if the Common Shares are not listed on the TSX Venture Exchange, on the Toronto Stock Exchange, or if the Common Shares are not listed on the Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed, as may be selected for such purpose by the directors or, if the Common Shares are not listed on any stock exchange, a value determined by the directors) of a Common Share on the business day next preceding the Date of Conversion; provided that if the value of the fractional interest determined as aforesaid is less than $10.00, such fractional interest will be cancelled with no compensation paid in respect thereof.

4.6  CORPORATION TO RESERVE SHARES
     -----------------------------

     The Corporation covenants with the Trustee that it will at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issue upon conversion of Debentures as in this Article provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Debentures. The Corporation covenants with the Trustee that all Common Shares which shall be so issuable shall, when issued, be duly and validly issued as fully paid and non-assessable.

4.7  TAXES AND CHARGES ON CONVERSION
     -------------------------------

     The Corporation will from time to time promptly pay or make provision satisfactory to the Trustee for the payment of any and all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax, if any) which shall be payable with respect to the issuance or delivery to the holders of Debentures, upon the exercise of their right to conversion, of Common Shares of the Corporation pursuant to the terms of the Debentures and of this indenture.

4.8  CANCELLATION OF CONVERTED DEBENTURES
     ------------------------------------

     All Debentures converted in whole or in part under the provisions of this Article shall be forthwith delivered to and cancelled by the Trustee and, subject to the provisions of Section 4.3(d), no Debenture shall be issued in substitution therefor.

4.9  LEGENDING OF SHARE CERTIFICATES
     -------------------------------

     The share certificates representing Common Shares issued under this Article shall have the following legends affixed thereto:

     (a) for any Common Shares issued on or before the date which is four months and one day after the date of issue of the Debentures under which the Common Shares are issued:

               "UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [FOUR MONTHS AND ONE DAY AFTER THE DATE OF ISSUE OF THE DEBENTURES UNDER WHICH THE COMMON SHARES ARE ISSUED]."

          and

               "WITHOUT THE PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE (THE "EXCHANGE") AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT BEFORE [FOUR MONTHS AND ONE DAY AFTER THE DATE OF ISSUE OF THE DEBENTURES UNDER WHICH THE COMMON SHARES ARE ISSUED]."

     (b) for any Common Shares issued before a registration statement with respect to the issue of Common Shares pursuant to the Debentures is declared effective by the United States Securities and Exchange
          Commission:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE U.S. SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND ARE RESTRICTED SECURITIES AS DEFINED UNDER THE U.S. SECURITIES ACT. NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY OTHER APPLICABLE UNITED STATES STATE OR FEDERAL SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR (B) AN EXEMPTION FROM REGISTRATION (BASED ON RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, IF SO REQUESTED BY THE CORPORATION) OR
               (C) THE CORPORATION OTHERWISE SATISFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

4.10 CERTIFICATE AS TO ADJUSTMENT
     ----------------------------

     The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 4.4, deliver an Officers' Certificate to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated hereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which Officers' Certificate and the amount of the adjustment specified therein shall be verified by an opinion of a firm of chartered accountants appointed by the Corporation and acceptable to the Trustee (who may be the Auditors of the Corporation) and, when approved by the Trustee, shall be conclusive and binding on all parties in interest. When so approved, the Corporation shall, except in respect of any subdivision, redivision, reduction, combination or consolidation of the Common Shares, forthwith give notice to the Debentureholders in the manner provided in Section
11.2 specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Conversion Price; provided that, if the Corporation has given notice under Section 4.11 covering all the relevant facts in respect of such event and if the Trustee approves, no such notice need be given under this Section 4.10.

4.11 NOTICE OF SPECIAL MATTERS
     -------------------------

     The Corporation covenants with the Trustee that so long as any Debenture remains outstanding, it will give notice to the Trustee, and to the Debentureholders in the manner provided in Section 11.2, of its intention to fix a record date for any event referred to in Sections 4.4(a), (b) or (c) (other than the subdivision, redivision, reduction, combination or consolidation of its Common Shares) which may give rise to an adjustment in the Conversion Price, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 10 days in each case prior to such applicable record date.

4.12 PROTECTION OF TRUSTEE
     ---------------------

     Subject to Section 12.3, the Trustee:

     (a) shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment in the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

     (b) shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the conversion of any Debenture; and

     (c) shall not be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Debenture for the purpose of conversion, or to comply with any of the covenants contained in this Article.

                                   ARTICLE 5
                          COVENANTS OF THE CORPORATION
                          ----------------------------

     So long as any Debenture remains outstanding, the Corporation hereby covenants and agrees, with the Trustee for the benefit of the Trustee and the Debentureholders as follows:

5.1  TO PAY PRINCIPAL AND INTEREST
     -----------------------------

     The Corporation will duly and punctually pay or cause to be paid to every Debentureholder the principal of and interest accrued on the Debentures of which such Debentureholder is the holder, on the dates, at the places, and in the manner provided herein and in the Debentures.

5.2  NEGATIVE COVENANTS
     ------------------

     (a) Except with the prior approval of the Debentureholders by extraordinary resolution, the Corporation will not incur any Indebtedness; provided that, subject to the other provisions of this indenture, the Corporation shall be entitled to incur unsecured Indebtedness of up to $2,000,000 aggregate principal amount.

     (b) The Corporation will not create, nor permit to exist, any Security Interest on any of its assets or property; provided that the provisions of this subsection 5.2(b) shall not apply to or operate to prevent the creation of:

          (i) Security Interests, not related to Indebtedness, incurred or arising by operation of law or incidental to the ownership and operation of property or assets, so long as the Corporation is not in default of the secured obligation or liability; or

          (ii) a Security Interest on any specific property in favour of a government or any political subdivision, department agency or instrumentality thereof to secure the performance of any covenant or obligation to or in favour of or entered into at the request of any such authorities where such Security Interest is required pursuant to any contract, statute, order or regulation, so long as the Corporation is not in default of the covenant or obligation;

          and provided further that it is understood that the foregoing proviso shall not constitute in any manner a subordination of the Security to such permitted Security Interests.

5.3  TO CARRY ON BUSINESS
     --------------------

     The Corporation will itself or through its Subsidiaries carry on its business in accordance with ordinary industry practice and, subject to the other provisions of this indenture, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and will not consolidate, amalgamate or merge with any other corporation or transfer its undertaking and property as an entirety or substantially as an entirety to any other person, except in compliance with the provisions of Article 8; provided, however, that nothing herein contained shall prevent the Corporation from ceasing to carry on any portion of its business (but not substantially all of its business) or from ceasing to operate any premises or property if it shall be advisable and in the best interests of the Corporation.

5.4  TO PAY TRUSTEE'S REMUNERATION
     -----------------------------

     The Corporation will pay the Trustee reasonable remuneration for its services as Trustee hereunder and will repay to the Trustee on demand all moneys which shall have been paid by the Trustee in and about the execution of the trusts hereby created, with interest, if demanded by the Trustee, from 15 days following the date of receipt by the Corporation of the invoice from the Trustee to the Corporation in respect of such expenditure until repayment, and such moneys and the interest thereon, including the Trustee's remuneration, shall be payable out of any funds coming into the possession of the Trustee in priority to any of the Debentures or interest thereon. The said remuneration shall continue payable until the trusts hereof be finally wound up and whether or not the trusts of this indenture shall be in course of administration by or under the direction of a court of competent jurisdiction.

5.5  TO PROVIDE FINANCIAL STATEMENTS
     -------------------------------

     The Corporation will furnish to the Trustee, and will send to the Debentureholders upon receipt of written request for same, a copy of all financial statements, and the report, if any, of the Corporation's Auditors thereon, which is furnished to holders of Common Shares. The Trustee shall have no obligation to review or analyze any such information or to evaluate the performance or condition of the Corporation.

5.6  NOT TO EXTEND TIME FOR PAYMENT OF INTEREST
     ------------------------------------------

     In order to prevent any accumulation after maturity of unpaid interest, the Corporation will not directly or indirectly extend or assent to the extension of time for payment of any interest upon any Debentures and it will not, directly or indirectly, be or become a party to or approve any such arrangement by purchasing or funding any interest on Debentures or in any other manner. In case the time for the payment of any such interest shall be so extended, whether or not such extension is by or with the consent of the Corporation, notwithstanding anything herein or in the Debentures contained, such interest shall not be entitled in case of default hereunder to the benefits of this indenture except subject to the prior payment in full of all principal and interest on Debentures the payment of which has not been so extended.

5.7  TRUSTEE MAY PERFORM COVENANTS
     -----------------------------

     If the Corporation shall fail to perform any covenant on its part herein contained, the Trustee may in its discretion, but (subject to Section 7.2) need not, notify the Debentureholders of such failure or itself may perform any of said covenants capable of being performed by it and, if any such covenant requires the payment or expenditure of money, it may make such payment or expenditure with its own funds, or with money borrowed by or advanced to it for such purposes, but shall be under no obligation so to do; and all sums so expended or advanced shall be repayable by the Corporation in the manner provided in Section 5.4, but no such performance or payment shall be deemed to relieve the Corporation from any default hereunder.

5.8  STOCK EXCHANGE LISTING
     ----------------------

     The Corporation shall take all such steps and actions and do all such things as may be required to maintain the listing and posting for trading of the Common Shares of the Corporation on a recognized Canadian stock exchange.

5.9  SECURITIES LAWS COMPLIANCE
     --------------------------

     (a) The Corporation shall remain a reporting issuer, and not in default of any filing or other requirement, under the securities laws of British Columbia, Alberta and Ontario.

     (b) The Corporation shall remain in compliance with all required filings under and other requirements of the U.S. Exchange Act and the U.S. Securities Act.

5.10 U.S. REGISTRATION
     -----------------

     The Corporation agrees as follows:

     (a) The Corporation agrees that as promptly as practicable after the entering into of this indenture amended and restated as of June 29, 2005 it will, at its expense, prepare and file under the U.S. Securities Act one or more registration statement(s) and one or more post-effective amendment(s) to the Corporation's registration statement on Form SB-2 (File No. 333-111244) declared effective May 13, 2004 (the "REGISTRATION STATEMENT(S)") with respect to the resale by the holders of the Common Shares issuable on conversion of the Debentures at the Conversion Price (herein such Common Shares issuable on conversion of the Debentures are referred to as the "REGISTRABLE SECURITIES") in accordance with the then applicable law and regulations and practices under the U.S. Securities Act. The Corporation will use its best efforts to cause the Registration Statement(s) to be declared effective as promptly as possible, and shall use its best efforts to maintain the effectiveness of the Registration Statement(s) under the U.S. Securities Act for a period ending on the date that is two years following the entering into of this indenture amended and restated as of June 29, 2005, provided, however, the Corporation shall have no obligation to maintain the effectiveness of the Registration Statement with respect to any Registrable Securities which, based on an opinion of Counsel, can at the time be resold without violation of the registration requirements of the U.S. Securities Act."

     (b) Any Debentureholder whose securities shall be included in the Corporation's registration(s) under the U.S. Securities Act pursuant to subsection (a) of this Paragraph 5.10 shall furnish to the Corporation such information regarding his holdings of Registrable Securities to be registered and the proposed manner of distribution thereof as the Corporation may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in subsection (a) of this Paragraph 5.10 and shall otherwise co-operate with the Corporation in connection with such registration, qualification or compliance. The Corporation, at its expense, will furnish to holders of Registrable Securities such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to in this Paragraph 5.10 as such holders from time to time reasonably may request, and will indemnify and defend each such holder and each underwriter of Registrable Securities being sold by any such holder (and any person who controls such holder or underwriter within the meaning of Section 15 of the Act) against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained therein (or in any related registration statement, notification or the like) or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based upon information furnished in writing to the Corporation by such holder or underwriter expressly for use therein, and with respect to such information furnished to the Corporation, such holder will indemnify and defend the Corporation against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state a material fact required to be stated or necessary to make the information not misleading.

     (c) The Corporation shall, at its expense, (i) notify the Trustee and the Debentureholders promptly after it shall receive notice thereof, of the time when the registration statement(s) has(have) become effective or any supplement to any prospectus forming a part of the registration statement(s) has been filed, (ii) notify the Trustee and the Debentureholders promptly of any request by the Commission for the amending or supplementing of the registration statement(s) or prospectus(es) or additional information, (iii) prepare and file with the Commission, promptly upon request by a holder of Registrable Securities, any amendment or supplement to the registration statement(s) which, in the opinion of counsel for the holder and counsel for the Corporation, may be necessary or available in connection with the distribution of the Registrable Securities, (iv) prepare and file with the Commission, and promptly notify the Trustee, the Debentureholders and holders of Registrable Securities of, any amendment or supplement to the registration statement(s) or related prospectus(es) as may be necessary to correct any statement or omission, if at any time when a prospectus relating to the Registrable Securities is required to be delivered under the U.S. Securities Act, any event shall have occurred as a result of which any such prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (v) in case the holder of Registrable Securities is required to deliver a prospectus, at a time when the prospectus then in effect may no longer be used under the U.S. Securities Act, prepare promptly upon request such amendment or amendments to the registration statement(s) and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10 of the U.S. Securities Act; (vi) advise the Trustee, the Debentureholders and holders of Registrable Securities promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of the registration statement(s) or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (vii) furnish to the Trustee, the Debentureholders and holders of Registrable Securities as soon as available copies of the registration statement(s) and each preliminary or final prospectus, or supplement required to be prepared, pursuant to this Paragraph 5.10, all in such quantities as may from time to time be reasonably requested; and (viii) if any of the Corporation's Common Shares are then listed on any securities exchange, the Corporation will cause all shares covered by the registration statement(s) to be listed on such exchange(s). Notwithstanding anything herein contained, the Corporation shall not be obligated to pay any underwriting or brokers' discounts or commissions applicable to the holder's Registrable Securities or fees or disbursements of counsel to the selling shareholders.

     (d) The rights to registration of the Registrable Securities may be transferred or assigned by the holder of Registrable Securities to any transferee or assignee of the Registrable Securities subject to such transferee or assignee agreeing to be bound by the terms of this
          Section 5.10.

5.11 NOT TO PAY DIVIDENDS AND MAKE CAPITAL DISTRIBUTIONS
     ---------------------------------------------------

     The Corporation shall not, without the prior approval of the holders of
Debentures:

          (a) declare or pay any dividends (other than stock dividends in Common Shares of the Corporation) on any shares of the Corporation; or

          (b) call for redemption or purchase for cancellation or make any capital distribution with respect to any shares of the Corporation

5.12 TO GIVE NOTICE OF DEFAULT
     -------------------------

     The Corporation shall notify the Trustee immediately upon the occurrence of any Event of Default hereunder.

5.13 KEEPING OF BOOKS
     ----------------

     The Corporation will keep or cause to be kept proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Corporation in accordance with generally accepted accounting principles.

5.14 ANNUAL CERTIFICATE OF COMPLIANCE
     --------------------------------

     The Corporation shall deliver to the Trustee, within 120 days after the end of each calendar year, an Officers' Certificate certifying that after reasonable investigation and inquiry, the Corporation has complied with all covenants, conditions or other requirements contained in this indenture, the non-compliance with which could, with the giving of notice, lapse of time or otherwise, constitute an Event of Default hereunder, or if such is not the case, setting forth with reasonable particulars the circumstances of any failure to comply and steps taken or proposed to be taken to eliminate such circumstances and remedy such Event of Default, as the case may be.

5.15 COLLATERAL AGENCY AGREEMENT AND COLLATERAL DOCUMENTS
     ----------------------------------------------------

     The Corporation shall promptly fulfill and satisfy all of its covenants and obligations under the Collateral Agency Agreement and the Collateral Documents.

                                    ARTICLE 6
                              COLLATERAL DOCUMENTS
                              --------------------

6.1  SECURITY
     --------

     To secure the due and punctual payment of principal and interest on the Debentures and all other amounts owing, outstanding and payable hereunder and under the Debentures, the Corporation shall execute and deliver the Collateral Documents (collectively, and as added to or amended from time to time pursuant to the provisions of this indenture, the "SECURITY") to the Collateral Agent or the Trustee, as directed by the Trustee, as and by way of continuing collateral security, and shall keep and maintain the same in full force and effect for so long as any amounts are owing hereunder, under the Debentures, under the Collateral Agency Agreement or under the Security.

     Any or all of the Security may be held by the Trustee directly, or by the Collateral Agent on behalf of the Trustee, and the Trustee is hereby authorized to enter into the Collateral Agency

Agreement with the Collateral Agent to give effect hereto. The Corporation shall execute and deliver to the Trustee and the Collateral Agent an acknowledgement and consent in respect of the Collateral Agency Agreement in form and substance acceptable to the Trustee. Any power or authority conferred herein to the Trustee in respect of Security held by the Collateral Agent may be exercised by the Collateral Agent at the direction and under the supervision of the Trustee.

6.2  COVENANT TO PROVIDE ADDITIONAL FIXED CHARGES
     --------------------------------------------

     Upon written request by the Trustee, which request may be made at any time and from time to time, the Corporation shall execute and deliver in favour of the Trustee or the Collateral Agent, as directed by the Trustee, fixed and specific charges over any assets or property of the Corporation acquired after the dates of the Collateral Documents, all of which shall form part of the Security. All of the foregoing shall be prepared (in form and substance satisfactory to the Trustee and the Collateral Agent), executed, delivered and registered at the expense of the Corporation.

6.3  REGISTRATION AND PERFECTION
     ---------------------------

     The Corporation shall register and perfect the Security in all jurisdictions in which any property forming part of the collateral subject thereto is situate. The Corporation shall further take such action and execute and deliver to the Trustee and the Collateral Agent such agreements, conveyances, deeds, financing statements, UCC filings and other documents and instruments as the Trustee or the Collateral Agent may request for the purpose of establishing, perfecting, preserving and protecting the Security, in each case satisfactory in form and substance to the Trustee and the Collateral Agent.

6.4  LEGAL OPINIONS
     --------------

     The Corporation shall cause favourable legal opinions (satisfactory in form and substance to the Trustee and the Collateral Agent) in respect of the Security and the Security Interests created thereby, and the ranking thereof, to be delivered to the Trustee and the Collateral Agent in respect of the validity and enforceability thereof, and the registration and perfection of the Security Interests created thereby.

6.5  CONTINUING SECURITY
     -------------------

     Each item or part of the Security shall for all purposes be treated as a separate and continuing collateral security and shall be deemed to have been given in addition to and not in place of any other item or part of the Security or any other security now held or hereafter acquired by the Trustee, the Collateral Agent or any Debentureholder. No item or part of the Security shall be merged or be deemed to have been merged in or by this indenture, the Debentures, the Collateral Agency Agreement or any documents, instruments or acknowledgements delivered hereunder, any simple contract debt or any judgment and any realization of or steps taken under or pursuant to any security, instrument or agreement shall be independent of and not create a merger with any other right available to any the Trustee, the Collateral Agent or any Debentureholder under any security, instruments or agreements held by the Trustee, the Collateral Agent or such Debentureholder or at law or in equity.

6.6  DEALING WITH SECURITY
     ---------------------

     The Trustee may grant extensions of time or other indulgences, take and give securities (including the Security or any part thereof), accept compositions, grant releases and discharges and otherwise deal with the Corporation and other parties and with securities (including the Security and each part thereof) as the Trustee may, based on the advice of Counsel, see fit, provided the Trustee is of the opinion, based on the advice of Counsel, that any such action is not prejudicial to the interests of the Debentureholders.

6.7  EFFECTIVENESS
     -------------

     The Security hereby contemplated or required to be created shall be effective, and the undertakings as to the Security herein or in any document hereunder shall be continuing, whether the moneys hereby or thereby secured or any part thereof shall be advanced before or after or at the same time as the creation of any such Security or before or after or upon the date of execution of any amendments to this indenture.

6.8  CONFLICT
     --------

     In the event of any conflict between the terms of this indenture and the Security, the provisions of this indenture shall prevail to the extent necessary to remove such conflict.

6.9  PERMITTED ENCUMBRANCES AND INDEBTEDNESS.
     ----------------------------------------

     None of:

     (a) the fact that the Corporation is permitted to create, assume or suffer to exist any permitted Security Interest or permitted Indebtedness;

     (b) the fact that any representation, warranty or covenant herein may make an exception for the existence of any permitted Security Interest or permitted Indebtedness; or

     (c) the fact that the Security Interests created pursuant to the Security may be stated to be subject to, or are not required to rank in priority to, permitted Security Interests;

shall, in and of themselves, in any manner, nor in any cause or proceeding, directly or indirectly, be taken to constitute a subordination of any Security Interest created pursuant to the Security to any permitted Security Interests or to any other Security Interest or other obligation whatsoever, or that the Indebtedness under this indenture, the Debentures or the Security is in any way subordinate or junior in right of payment to any permitted Indebtedness, it being the intention of the parties that all Security Interests created pursuant to the Security shall at all times rank as first priority Security Interests in priority to permitted Security Interests and all other Security Interests or other obligations whatsoever.

6.10 COMPOSITE MORTGAGE
     ------------------

     Each item of the Security is a composite mortgage and security agreement covering the property of the Corporation located in the various states of the United States of America and elsewhere and each item of the Security shall be a separate mortgage and security agreement enforceable against the Corporation without regard to the application of the Security to portions of the property of the Corporation located in other jurisdictions. All provisions thereof shall be applicable separately to the portions of the property located in each separate jurisdiction with the same effect as if a separate mortgage and security agreement with respect thereto had been executed and delivered. Upon request of the Trustee, the Corporation shall prepare at its expense a separate mortgage and security agreement covering the portion of the property located in any such jurisdiction or jurisdictions, such separate mortgage and security agreement to be substantially in the form of the Security except for such modifications as shall be required by the fact that such mortgage and security agreement relates only to the property of the Corporation located in such jurisdiction or jurisdictions or as may be required by the Trustee in connection therewith. The Corporation hereby agrees to execute and deliver to the Trustee and, if directed by the Trustee, the Collateral Agent, all such separate mortgage and security agreements which may be so requested in form and substance satisfactory to the Trustee and the Collateral Agent, and, at the request of the Trustee, but at the expense of the Corporation, the Corporation shall record, register and file, and keep recorded, registered and filed, such separate mortgage and security agreements to the extent required hereby, so as to make the same valid, binding and enforceable obligations of the Corporation and to make effective and perfect the Security Interests created by thereby and by the Security.

6.11 AMENDMENTS TO SECURITY
     ----------------------

     The Security and the Collateral Agency Agreement shall not be amended, except:

     (a) with the prior approval of the Debentureholders by extraordinary resolution passed as provided in Article 10; or

     (b) if the amendments are, in the opinion of the Trustee, based on the advice of Counsel, not prejudicial to the interests of the Debentureholders; or

     (c) where necessary to evidence the succession, or successive successions, of other persons as the Collateral Agent; or

     (d)  as set forth in Section 6.2; or

     (e) from time to time with respect to one or more individual wells, where the Trustee is provided by the Corporation with a duly executed Officers' Certificate in the form set forth as Schedule B hereto attaching the documents described therein and, upon such documentation being provided by the Corporation to the Trustee, the Trustee shall promptly execute or cause the execution of the Act of Partial Release of Mortgage, Collateral Assignment, Security Agreement and Financing Statement in the form attached to such Officers' Certificate and to record or cause the recording of such Act of Partial Release of Mortgage, Collateral Assignment,

          Security Agreement and Financing Statement with the Clerk of Court and Ex-Officio Recorder of Mortgages for the Parish of St. Charles, State of Louisiana.

                                    ARTICLE 7
                                     DEFAULT
                                     -------

7.1  ACCELERATION OF MATURITY
     ------------------------

     Upon the happening of any one or more of the following events, namely:

     (a) if the Corporation makes default in payment of the principal of any Debenture when the same becomes due and payable under any provision hereof or of the Debentures;

     (b) if the Corporation makes default in payment of any interest due on any Debenture and any such default continues for a period of 10 days;

     (c) if a decree or order of a court having jurisdiction in the premises is entered adjudging the Corporation a bankrupt or insolvent under any bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, all or substantially all of the property of the Corporation, or appointing a receiver of, or of substantially all of the property of, the Corporation, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for a period of 30 days;

     (d) if a resolution is passed for the winding-up or liquidation of the Corporation except in the course of carrying out or pursuant to a transaction in respect of which the conditions of Section 9.1 are duly observed and performed or if the Corporation institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under any bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or to the appointment of a receiver of, or of any substantial part of, the property of the Corporation or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes;

     (e) if the Corporation fails to make any payment of principal or interest on any Indebtedness in an amount greater than $250,000 in respect of which the Corporation is liable when the same becomes due and beyond any period of grace provided with respect thereto;

     (f) if any event or circumstance occurs under an agreement or instrument relating to Indebtedness of the Corporation in an amount greater than $250,000 which could permit a person to declare such Indebtedness or any part thereof to become due prior to the stipulated date for repayment thereof or maturity, and such event or circumstance shall not be remedied or cured, or waived by the holders of such

          Indebtedness, within 30 days after such event or circumstance shall have occurred;

     (g) if the Corporation shall neglect to observe or perform any other covenant or condition herein contained, or contained in the Collateral Agency Agreement or the Collateral Documents, on its part to be observed or performed and, after notice in writing has been received by the Corporation from the Trustee specifying such default and requiring the Corporation to put an end to the same (which said notice may be given by the Trustee, in its discretion, and shall be given by the Trustee upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding), the Corporation shall fail to make good such default within a period of 30 days, unless the Trustee (having regard to the subject matter of the default) shall have agreed to a longer period, and in such event, within the period agreed to by the Trustee;

     (h) if there is a Change of Control of the Corporation (as determined by the Trustee, based on the advice of Counsel); or

     (i) if there ceases at any time to be two Representative Directors on the board of directors of the Corporation, and any of the following occurs:

          (i) a Representative Director or the Representative Directors have so ceased to be directors of the Corporation as a result of a resolution passed or an election of directors approved by the shareholders of the Corporation; or

          (ii) the Corporation fails to give notice to the Trustee and the Debentureholders that one or more Representative Directors has ceased to be a director of the Corporation within five days after the date such person ceased to be such a director; or

          (iii) the Corporation fails to appoint or elect an individual, who has been approved as a replacement director by resolution of the Debentureholders and who has consented to act as such, to fill a vacancy in such two Representative Directors' positions within five days of such resolution being passed by the Debentureholders and notice thereof being given to the Corporation;

then in each and every such event the Security shall become enforceable and the Trustee may in its discretion and shall upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding, subject to the provisions of Section 7.3, by notice in writing to the Corporation declare the principal of and interest on all Debentures then outstanding and all other moneys outstanding hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Trustee, anything therein or herein to the contrary notwithstanding, and the Corporation shall forthwith pay to the Trustee for the benefit of the Debentureholders the principal of, accrued and unpaid interest and such other moneys, together with interest at the rate borne by the Debentures on such principal, interest and such other moneys from the date of the said declaration until payment is received by the Trustee, all less any tax required by law to be deducted from interest payments. Such payment when made shall be deemed to have been made in discharge of the Corporation's obligation hereunder and any moneys so received by the Trustee shall be applied in the manner provided in Section 7.6.

7.2  NOTICE OF EVENT OF DEFAULT
     --------------------------

     If an Event of Default shall occur and be continuing the Trustee shall, within 30 days after it becomes aware of the occurrence of such Event of Default, give notice of such Event of Default to the Debentureholders in the manner provided in Section 11.2, provided that, notwithstanding the foregoing, unless the Trustee shall have been requested to do so by the holders of at least 25% of the principal amount of the Debentures then outstanding, the Trustee shall not be required to give such notice if the Trustee in good faith shall have determined that the withholding of such notice would not be prejudicial to the Debentureholders and shall have so advised the Corporation in writing.

7.3  WAIVER OF DEFAULT
     -----------------

     Upon the happening of any Event of Default hereunder:

     (a) the holders of more than 50% of the principal amount of the Debentures then outstanding shall have the power (in addition to the powers exercisable by extraordinary resolution as hereinafter provided) by requisition in writing to instruct the Trustee to waive any Event of Default and to cancel any declaration made by the Trustee pursuant to
          Section 7.1 and the Trustee shall thereupon waive the Event of Default and cancel such declaration, upon such terms and conditions as shall be prescribed in such requisition; and

     (b) the Trustee, so long it has not become bound to declare the principal of and interest on the Debentures then outstanding to be due and payable, or to obtain or enforce payment of the same, shall have power to waive any Event of Default if, in the Trustee's opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may deem advisable;

provided that no act or omission either of the Trustee or of the Debentureholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default or the rights resulting therefrom.

7.4  ENFORCEMENT BY THE TRUSTEE
     --------------------------

     Subject to the provisions of Section 7.3 and to the provisions of any extraordinary resolution that may be passed by the Debentureholders, in case the Corporation shall fail to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 7.1, the principal of and interest on all Debentures then outstanding, together with any other amounts due hereunder, the Trustee may in its discretion and shall upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding, and upon being indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed in its name as Trustee hereunder or in the name of the Collateral Agent or otherwise to obtain or enforce payment of the said principal of and interest on all the Debentures then outstanding together with any other amounts due hereunder, and to enforce and to realize on, and to cause the Collateral Agent to enforce and to realize on, the Security Interests constituted by the Security, by such proceedings authorized by this indenture and the Security or by law or equity as the Trustee in such request shall have been directed to take, or if such request contains no such direction, or if the Trustee or the Collateral Agent shall act without such request, then by such proceedings authorized by this indenture and the Security or by suit at law or in equity as the Trustee or the Collateral Agent shall deem expedient.

     The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Debentures, or in any one or more of such capacities, to file (or cause the Collateral Agent to file) such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee, the Collateral Agent and of the holders of the Debentures allowed in any insolvency, bankruptcy, liquidation or other judicial proceedings relative to the Corporation or its creditors or relative to or affecting its property, or to enforce the Security. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Debentures by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Debentures with authority to make and file in the respective names of the holders of the Debentures or on behalf of the holders of the Debentures as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the holders of the Debentures themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Debentures, as may be necessary or advisable in the opinion of the Trustee, in order to have the respective claims of the Trustee, the Collateral Agent and of the holders of the Debentures against the Corporation or its property allowed in any such proceeding and to receive payment of or on account of such claims; provided, however, that nothing contained in this indenture shall be deemed to give to the Trustee, unless so authorized by extraordinary resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any Debentureholder.

     The Trustee shall also have power at any time and from time to time to institute and to maintain, and to cause the Collateral Agent to institute and to maintain, such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Debentureholders.

     All rights of action hereunder and under the Security may be enforced by the Trustee or the Collateral Agent without the possession of any of the Debentures or the production thereof on the trial or other proceedings relating thereto. Any such suit or proceeding instituted by the Trustee or the Collateral Agent shall be brought in the name of the Trustee as trustee of an express trust or in the name of the Collateral Agent as agent for such Trustee, and any recovery of judgment shall be for the rateable benefit of the holders of the Debentures subject to the provisions of this indenture and the Security. In any proceeding brought by the Trustee or the Collateral Agent (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this indenture or the Security, to which the Trustee or the Collateral Agent shall be a party) the Trustee and the Collateral Agent shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceeding.

7.5  NO SUITS BY DEBENTUREHOLDERS
     ----------------------------

     No holder of any Debenture shall have any right to institute any action, suit or proceedings at law or in equity for the purpose of enforcing payment of the principal of or interest on the Debentures or for the execution of any trust or power hereunder or under the Security or for the appointment of a liquidator or receiver or for a receiving order under any bankruptcy, insolvency or analogous laws or to have the Corporation wound up or to file or prove a claim in any liquidation or bankruptcy proceeding or for any other remedy hereunder, unless (a) such holder shall previously have given to the Trustee written notice of the happening of an Event of Default hereunder; and (b) the Debentureholders by extraordinary resolution (as hereinafter defined) or by written instrument signed by the holders of at least 25% in principal amount of the Debentures then outstanding shall have made a request to the Trustee and the Trustee and the Collateral Agent shall have been afforded reasonable opportunity either themselves to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in their name for such purpose; and (c) the Debentureholders or any of them shall have furnished to the Trustee, when so requested by the Trustee, sufficient funds and security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; and (d) the Trustee or the Collateral Agent shall have failed to act within a reasonable time after such notification, request and offer of indemnity; and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to any such proceeding.

7.6  APPLICATION OF MONEYS BY TRUSTEE
     --------------------------------

     Except as herein otherwise expressly provided, any moneys received by the Trustee or the Collateral Agent from the Corporation pursuant to the foregoing provisions of this Article, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Corporation, shall be applied, together with any other moneys in the hands of the Trustee or the Collateral Agent available for such purpose, as follows:

     (a) first, in payment or in reimbursement to the Trustee and the Collateral Agent of their compensation, costs, charges, expenses, borrowings, advances or other moneys furnished or provided by or at the instance of the Trustee or the Collateral Agent in or about, the execution of the trusts under, or otherwise in relation to, this indenture and the Security, with interest thereon as herein provided;

     (b) second, but subject as hereinafter in this Section 7.6 provided, in payment, rateably and proportionately to the holders of Debentures, of the principal of and accrued and unpaid interest and interest on amounts in default on the Debentures and other amounts payable hereunder which shall then be outstanding in the priority of principal first, then accrued and unpaid interest, then interest on amounts in default and then any such other amounts payable hereunder, unless otherwise directed by extraordinary resolution and in that case in such order or priority as between principal, interest and other amounts as may be directed by such resolution; and

     (c) third, in payment of the surplus, if any, of such moneys to the Corporation or its assigns;

provided, however, that no payment shall be made pursuant to clause (b) above in respect of the principal, interest or other amounts payable on any Debenture held, directly or indirectly, by or for the benefit of the Corporation or any Subsidiary (other than any Debenture pledged for value and in good faith to a person other than the Corporation or any Subsidiary but only to the extent of such person's interest therein) except subject to the prior payment in full of the principal, interest and other amounts payable on all Debentures which are not so held.

7.7  DISTRIBUTION OF PROCEEDS
     ------------------------

     Payments to holders of Debentures pursuant to clause (b) of Section 7.6 shall be made as follows:

     (a) at least 15 days notice of every such payment shall be given in the manner provided in Section 11.2 specifying the time when and the place or places where the Debentures are to be presented and the amount of the payment and the application thereof as between principal, interest and any other amounts;

     (b) payment of any Debenture shall be made upon presentation thereof at any one of the places specified in such notice and any such Debenture thereby paid in full shall be surrendered, otherwise a memorandum of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender for endorsement in any special case upon such indemnity being given as it shall deem sufficient;

     (c) from and after the date of payment specified in the notice, interest shall accrue only on the amount owing on each Debenture after giving credit for the amount of the payment specified in such notice unless the Debenture in respect of which such amount is owing be duly presented on or after the date so specified and payment of such amount be not made; and

     (d) the Trustee shall not be bound to apply or make any partial or interim payment of any moneys coming into its hands if the amount so received by it, after reserving thereout such amount as the Trustee may think necessary to provide for the payments mentioned in subsection 7.6(a), is insufficient to make a distribution of at least 2% of the aggregate principal amount of the outstanding Debentures, but it may retain the money so received by it and invest or deposit the same as provided in
          Section 12.9 until the money or the investments representing the same, with the income derived therefrom, together with any other moneys for the time being under its control shall be sufficient for the said purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth. The foregoing shall, however, not apply to a final payment in distribution hereunder.

7.8  REMEDIES CUMULATIVE
     -------------------

     No remedy herein conferred upon or reserved to the Trustee, or upon or to the holders of Debentures, is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

7.9  JUDGMENT AGAINST THE CORPORATION
     --------------------------------

     The Corporation covenants and agrees with the Trustee that, in case of any judicial or other proceedings to enforce the rights of the Debentureholders, judgment may be rendered against it in favour of the Debentureholders or in favour of the Trustee, as trustee for the Debentureholders, or in favour of the Collateral Agent, as agent for the Trustee, for any amount which may remain due in respect of the Debentures and the interest thereon and any other moneys owing hereunder.

7.10 JUDGMENT CURRENCY
     -----------------

     (a) If for the purposes of obtaining judgment in any court it is necessary to convert all or any part of any amount due under the Debentures or to the Trustee hereunder in any currency (the "Original Currency") into another currency (the "Other Currency"), then the Corporation, to the fullest extent that it may effectively do so, agrees that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Trustee could purchase the Original Currency with the Other Currency in the principal relevant market on a Business Day immediately preceding the day on which any such judgment, or any relevant part thereof, is paid or otherwise satisfied.

     (b) The obligation of the Corporation in respect of any sum due hereunder or under the Debentures in the Original Currency shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by a party of any sum adjudged to be so due in such Other Currency or of any other sum in any Other Currency the Trustee may, in accordance with normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Debentureholders or the Trustee, as the case may be, in the Original Currency, the Corporation shall, as a separate obligation, and notwithstanding any such judgment, indemnify the Debentureholders or the Trustee, as the case may be, against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Debentureholders or the Trustee, as the case may be, the Debentureholders or the Trustee, as the case may be, shall remit such excess to the Corporation.

7.11 IMMUNITY OF SHAREHOLDERS AND OTHERS
     -----------------------------------

     The Debentureholders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director, officer or agent of the Corporation or of any successor company for the payment of the principal of or interest on any of the Debentures or on any covenant, agreement, representation or warranty by the Corporation herein or in the Debentures contained.

7.12 TRUSTEE APPOINTED ATTORNEY
     --------------------------

     The Corporation hereby irrevocably appoints the Trustee to be the attorney of the Corporation in the name and on behalf of the Corporation to execute any instruments and do any acts and things which the Corporation ought to execute and do, and has not executed or done, under the covenants and provisions contained in this indenture and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee, with full powers of substitution and revocation.

                                   ARTICLE 8
                           SATISFACTION AND DISCHARGE
                           --------------------------

8.1  CANCELLATION AND DESTRUCTION
     ----------------------------

     All matured Debentures shall forthwith after payment thereof be delivered to the Trustee and cancelled by it. All Debentures cancelled or required to be cancelled under this or any other provision of this indenture shall be destroyed by the Trustee and if required by the Corporation the Trustee shall furnish to it a destruction certificate setting out the designating numbers of the Debentures so destroyed.

8.2  NON-PRESENTATION OF DEBENTURES
     ------------------------------

     In case the holder of any Debenture shall fail to present the same for payment on the date on which the principal thereof becomes payable either at maturity or otherwise or shall not accept payment on account thereof and give such receipt therefor and for any interest thereon or represented thereby, if any, as the Trustee may require:

     (a) the Corporation shall be entitled to pay to the Trustee and direct it to set aside; or

     (b) in respect of moneys in the hands of the Trustee which may or should be applied to the payment of the Debentures, the Corporation shall be entitled to direct the Trustee to set aside;

the principal moneys or the interest, as the case may be, in trust for the holder of such Debenture, either in the deposit department of the Trustee or in some chartered bank in Canada, to be paid to such holder, with no interest thereon, upon due presentation or surrender thereof in accordance with the provisions of this indenture; and thereupon the principal moneys and any interest payable on or represented by each Debenture in respect whereof such moneys have been set aside shall be deemed to have been paid and the holder thereof shall thereafter have no right in respect thereof except that of receiving payment of the moneys so set aside, by the Trustee upon due presentation and surrender thereof, subject always to the provisions of Section 8.3.

8.3  REPAYMENT OF UNCLAIMED MONEYS
     -----------------------------

     Subject to applicable law, any moneys set aside under Sections 3.6 or 8.2 and not claimed by and paid to holders of Debentures as provided in Sections 3.6 or 8.2 within six years after the date of such setting aside shall be repaid to the Corporation by the Trustee on demand and thereupon the Trustee shall be released from all further liability with respect to such moneys and thereafter the holders of the Debentures in respect of which such moneys were so repaid to the Corporation shall have no rights in respect thereof except to obtain payment of the moneys due thereon from the Corporation up to such time as the right to proceed against the Corporation for recovery of such moneys has become statute barred under the laws of the Province of British Columbia.

8.4  DISCHARGE
     ---------

     The Trustee shall at the request of the Corporation release and discharge this indenture, the Collateral Agency Agreement and the Security and execute and deliver such instruments as it shall be advised by Counsel are requisite for that purpose and to release the Corporation from its covenants herein and therein contained (other than the provisions relating to the indemnification of the Trustee and the Collateral Agent), upon proof being given to the reasonable satisfaction of the Trustee that (i) the principal of and interest (including interest on amounts in default, if any) on all the Debentures and all other moneys payable hereunder, under the Collateral Agency Agreement and under the Security have been paid or satisfied, or (ii) all the Debentures having matured or having been duly called for redemption, payment of the principal of and interest (including interest on amounts in default, if any) on such Debentures and of all other moneys payable hereunder, under the Collateral Agency Agreement and under the Security has been duly and effectually provided for in accordance with the provisions hereof, or (iii) all the Debentures have been converted into Shares, or (iv) by reason of one of the events set forth in (i), (ii) and (iii) aforesaid having occurred with respect to all Debentures in aggregate, no Debentures are outstanding. The Trustee shall at the request of the Corporation release and discharge the Security with respect to one or more individual wells, upon the Trustee being provided with the documentation specified in subsection 6.11(e).

                                   ARTICLE 9
                             SUCCESSOR CORPORATIONS
                             ----------------------

9.1  CERTAIN REQUIREMENTS
     --------------------

     The Corporation shall not enter into any transaction (including by way of reconstruction, reorganization, consolidation, amalgamation, arrangement, merger, liquidation, dissolution, winding-up, transfer, sale or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person, or, in the case of any such amalgamation or merger, of the continuing corporation resulting therefrom, unless:

     (a) such transaction is approved by extraordinary resolution of the Debentureholders as set forth in Article 10;

     (b) such other person or continuing corporation (herein called "SUCCESSOR CORPORATION") is a corporation incorporated under the laws of the United States of America or Canada or one of its states or provinces, as the case may be;

     (c) the Successor Corporation shall execute, prior to or contemporaneously with the consummation of such transaction, such instruments, if any, as are in the opinion of counsel to the Trustee necessary or advisable to evidence the assumption by the Successor Corporation of liability for the due and punctual payment of all the Debentures, interest thereon and all other monies payable hereunder, the covenant of the Successor Corporation to pay the same and the agreement of the Successor Corporation to observe and perform all the covenants and obligations of the Corporation under this indenture;

     (d) such transaction, in the opinion of Counsel, shall be upon such terms as to substantially preserve and not impair any of the rights and powers of the Trustee or the Debentureholders hereunder; and

     (e) no condition or event shall exist in respect of the Successor Corporation at the time of such transaction or after giving full effect thereto which constitutes or would constitute an Event of Default hereunder.

9.2  VESTING OF POWERS IN SUCCESSOR
     ------------------------------

     Whenever the conditions of Section 9.1 have been duly observed and performed the Successor Corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this indenture in the name of the Corporation or otherwise and any act or proceeding by any provision of this indenture required to be done or performed by any directors or officers of the Corporation may be done and performed with like force and effect by the directors or officers of such Successor Corporation.

                                   ARTICLE 10
                          MEETINGS OF DEBENTUREHOLDERS
                          ----------------------------

10.1  RIGHT TO CONVENE MEETING
      ------------------------

      The Trustee or the Corporation may at any time and from time to time and the Trustee shall on receipt of a written request of the Corporation or a written request signed by the holders of not less than 25% in principal amount of the Debentures then outstanding and upon being indemnified to its reasonable satisfaction by the Corporation or by the Debentureholders signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debentureholders. In the event of the Trustee failing within 30 days after receipt of any such request and such indemnity to give notice convening a meeting, the Corporation or such Debentureholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver or at such other place as may be approved or determined by the Trustee.

10.2  NOTICE OF MEETINGS
      ------------------

      At least 15 days notice of any meeting shall be given to the Debentureholders in the manner provided in Section 11.2 and a copy thereof shall be sent by post to the Trustee, unless the meeting has been called by it, and to the Corporation, unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state the business to be transacted thereat and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article. The accidental omission to give notice of a meeting to any holder of Debentures shall not invalidate any resolution passed at any such meeting.

10.3  CHAIRMAN
      --------

      Some person, who need not be a Debentureholder, nominated in writing by the Trustee shall be chairman of the meeting and if no person is so nominated, or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Debentureholders present in person or by proxy shall choose some person present to be chairman.

10.4  QUORUM
      ------

      Subject to the provisions of Section 10.12, at any meeting of the Debentureholders a quorum shall consist of Debentureholders present in person or by proxy and representing at least 25% in principal amount of the outstanding Debentures. If a quorum of the Debentureholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Debentureholders or pursuant to a request of the Debentureholders, shall be dissolved but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is a non-business day in which case it shall be adjourned to the next following business day thereafter) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the principal amount of the outstanding Debentures. Any business may be brought before or dealt with at an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless the required quorum be present at the commencement of business.

10.5  POWER TO ADJOURN
      ----------------

      The chairman of any meeting at which a quorum of the Debentureholders is present may with the consent of the holders of a majority in principal amount of the Debentures represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

10.6  SHOW OF HANDS
      -------------

      Every question submitted to a meeting shall, subject to Section 10.7, be decided in the first place by a majority of the votes given on a show of hands. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Debentures, if any, held by him.

10.7  POLL
      ----

      On every extraordinary resolution, and on any other question submitted to a meeting when demanded by the chairman or by one or more Debentureholders or proxies for Debentureholders, a poll shall be taken in such manner and either at once or after an adjournment as the chairman shall direct. Questions other than extraordinary resolutions shall, if a poll be taken, be decided by the votes of the holders of a majority in principal amount of the Debentures represented at the meeting and voted on the poll.

10.8  VOTING
      ------

      On a show of hands every person who is present and entitled to vote, whether as a Debentureholder or as proxy for one or more Debentureholders or both, shall have one vote. On a poll each Debentureholder present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each $1,000 principal amount of Debentures of which he shall then be the holder. A proxy need not be a Debentureholder. In the case of joint registered holders of a Debenture, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them be present in person or by proxy, they shall vote together in respect of the Debentures of which they are joint registered holders.

10.9  REGULATIONS
      -----------

      The Trustee, or the Corporation with the approval of the Trustee, may (for the purpose of enabling the holders of Debentures to be represented and vote at any such meeting by proxy and for the purpose of enabling the lodging of such proxies at some place or places other than the place where the meeting is to be held) from time to time make and from time to time vary or revoke such regulations as it shall from time to time think fit providing for and governing:

     (a) the voting by proxy by holders of Debentures and the form of the instrument appointing a proxy, which shall be in writing, and the manner in which the same shall be executed and the production of the authority of any person signing on behalf of a Debentureholder;

     (b) the deposit of instruments appointing proxies at such place as the Trustee, the Corporation or the Debentureholder convening the meeting, as the case may be, may, in the notice convening the meeting, direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited; and

     (c) the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or sent by telecopier before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

     Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, shall be registered holders of Debentures.

10.10 PERSONS ENTITLED TO ATTEND MEETINGS
      -----------------------------------

      The Corporation and the Trustee, by their respective officers and directors, and the legal advisers of the Corporation, the Trustee and any Debentureholder may attend any meeting of the Debentureholders, but shall have no vote as such.

10.11 POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION
      ----------------------------------------------

      In addition to the powers conferred upon them by any other provisions of this indenture or by law, a meeting of the Debentureholders shall have the following powers exercisable from time to time by extraordinary resolution:

     (a) power to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders or the Trustee against the Corporation, or against its property, whether such rights arise under this indenture, the Debentures, the Collateral Agency Agreement, the Collateral Documents or otherwise;

     (b) power to assent to any modification of or change in or addition to or omission from the provisions contained in this indenture, any Debenture, the Collateral Agency Agreement or the Collateral Documents which shall be agreed to by the Corporation and to authorize the Trustee to concur in and execute any indenture supplemental hereto or authorize the Collateral Agent to concur in and execute any supplemental to the Collateral Agency Agreement or the Collateral Documents, embodying any modification, change, addition or omission;

     (c) power to sanction any scheme or plan for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or for the sale, leasing, transfer or other disposition of the undertaking, property and assets of the Corporation or any part thereof;

     (d) power to direct or authorize the Trustee or the Collateral Agent to exercise any power, right, remedy or authority given to it by this indenture, the Collateral Agency Agreement or the Collateral Documents in any manner specified in any such extraordinary resolution or to refrain from exercising any such power, right, remedy or authority;

     (e) power to waive and direct the Trustee to waive any default hereunder or cancel any declaration made by the Trustee pursuant to Section 7.1 either unconditionally or upon any condition specified in such extraordinary resolution;

     (f) power to restrain any Debentureholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal of or interest on the Debentures, or for the execution of any trust or power hereunder;

     (g) power to direct any Debentureholder who, as such, has brought any action, suit or proceeding to stay or discontinue or otherwise deal with the same upon payment, if the taking of such suit, action or proceeding shall have been permitted by Section 7.5, of the costs, charges and expenses reasonably and properly incurred by such Debentureholder in connection therewith;

     (h) power to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

     (i) power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the resolution) to exercise, and to direct the Trustee to exercise, on behalf of the Debentureholders, such of the powers of the Debentureholders as are exercisable by extraordinary or other resolution as shall be included in the resolution appointing the committee. The resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee. Such committee shall consist of such number of persons as shall be prescribed in the resolution appointing it and the members need not be themselves Debentureholders. Every such committee may elect its chairman and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number and its procedure generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all Debentureholders. Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;

     (j) power to authorize the distribution in specie of any shares, bonds, debentures or other securities or obligations or cash or other consideration received hereunder or the use or disposal of the whole or any part of such shares, bonds, debentures or other securities or obligations or cash or other consideration in such manner and for such purpose as may be deemed advisable and specified in such extraordinary resolution;

     (k) power to authorize the Trustee or any other person or persons to bid at any sale of the Corporation's properties or assets or any part thereof and to borrow the moneys required to make any deposit at said sale or pay the balance of the purchase price and to hypothecate, mortgage, pledge, charge, cede and transfer the property or assets so purchased as security for the repayment of the moneys so borrowed and interest thereon, or itself, himself or themselves, as the case may be, to advance such moneys in which event it, he or they shall have a lien upon the property or assets so purchased for the amount so advanced and interest thereon) and to hold any property or assets so purchased (subject to any hypothec, mortgage, pledge, charge or lien to secure any moneys so borrowed or advanced) in trust for all the holders of the Debentures outstanding at the time of such sale pro rata in proportion to the amounts due to them thereon respectively for principal and interest before such sale, and to sell, transfer and convey the whole or any part or parts of the property or assets so purchased for such consideration in cash or in the shares, bonds, debentures or other securities or obligations of any company formed or to be formed, or partly in cash and partly in such securities or obligations, and upon such terms and conditions as may be determined by such extraordinary resolution of the Debentureholders and, subject to such terms and conditions, to dispose of such cash, shares, bonds, debentures or other securities or obligations pursuant to the provisions of subsection (j) of this Section 10.11, and until the sale, transfer or conveyance of the whole of such property or assets so purchased to maintain and operate such part of said property and assets as has not been disposed of, and for such purposes to borrow moneys and to hypothecate, mortgage, pledge, charge and cede and transfer the property and assets so purchased, or any part thereof, as security for the repayment of the moneys so borrowed, with interest thereon, or itself, himself or themselves, as the case may be, to advance such moneys (in which event it, he or they shall have a lien or charge upon the property and assets so purchased for the amounts so advanced and interest thereon) and otherwise deal with such property and assets and the proceeds of any sale, transfer or conveyance thereof as the Debentureholders may by such extraordinary resolution direct;

     (l) power to remove the Trustee from office and to appoint a new Trustee or Trustees and power to require the Trustee to remove the Collateral Agent from office and to appoint a new Collateral Agent;

     (m) power to sanction the exchange of the Debentures for or the conversion thereof into shares, bonds, debentures or other securities or obligations of the Corporation or of any company formed or to be formed;

     (n) power, notwithstanding Section 5.6, to authorize the Corporation and the Trustee to grant extensions of time for payment of interest on any of the Debentures, whether or not the interest the payment in respect of which is extended, is at the time due or overdue; and

     (o) power to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Debentureholders or by any committee appointed pursuant to subsection 10.11(i).

10.12 MEANING OF "EXTRAORDINARY RESOLUTION"
      -------------------------------------

     (a) The expression "EXTRAORDINARY RESOLUTION" when used in this indenture means, subject as hereinafter in this Article provided, a resolution proposed to be passed as an extraordinary resolution at a meeting of Debentureholders (including an adjourned meeting) duly convened for the purpose and held in accordance with the provisions of this Article at which, subject to Section 10.12(b), the holders of not less than 50% in principal amount of the Debentures then outstanding are present in person or by proxy and passed by the favourable votes of the holders of not less than 66 2/3% of the principal amount of Debentures represented at the meeting and voted on a poll upon such resolution.

     (b) If, at any such meeting, the holders of not less than 50% in principal amount of the Debentures outstanding are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Debentureholders, shall be dissolved, but in any other case it shall stand adjourned to such date, being not less than 10 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than 10 days notice shall be given of the time and place of such adjourned meeting in the manner provided in Section 11.2. Such notice may be given prior to the convening of the original meeting, in anticipation of no quorum being present thereat, in which event it shall state that it is to have effect only if the original meeting is adjourned for lack of a quorum. Such notice shall state that at the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection (a) of this Section shall be an extraordinary resolution within the meaning of this indenture, so long as the holders of not less than 25% in principal amount of the Debentures then outstanding are present in person or by proxy at such adjourned meeting.

     (c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

10.13 POWERS CUMULATIVE
      -----------------

      It is hereby declared and agreed that any one or more of the powers in this indenture stated to be exercisable by the Debentureholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers from time to time shall not be deemed to exhaust the rights of the Debentureholders to exercise the same or any other such power or powers thereafter from time to time.

10.14 MINUTES
      -------

      Minutes of all resolutions and proceedings at every meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Corporation, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat to have been duly passed and taken.

10.15 INSTRUMENTS IN WRITING
      ----------------------

      All actions which may be taken and all powers that may be exercised by the Debentureholders at a meeting held as hereinbefore in this Article provided may also be taken and exercised by the holders of 66 2/3% of the principal amount of all the outstanding Debentures by an instrument in writing signed in one or more counterparts and the expression "EXTRAORDINARY RESOLUTION" when used in this indenture shall include an instrument so signed.

10.16 BINDING EFFECT OF RESOLUTIONS
      -----------------------------

      Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article at a meeting of Debentureholders shall be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument in writing signed by Debentureholders in accordance with Section 10.15 shall be binding upon all the Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution, extraordinary resolution and instrument in writing.

10.17 EVIDENCE OF RIGHTS OF DEBENTUREHOLDERS
      --------------------------------------

      Any request, direction, notice, consent or other instrument which this indenture may require or permit to be signed or executed by the Debentureholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Debentureholders in person or by attorney duly appointed in writing. Proof of the execution of any such request or other instrument or of a writing appointing any such attorney or (subject to the provisions of this Article with regard to voting at meetings of Debentureholders) of the holding by any person of Debentures shall be sufficient for any purpose of this indenture if made in the following manner, namely, the fact and date of execution by any person of such request or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made, that the person signing such request or other instrument in writing acknowledged to him the execution thereof, or by an affidavit of a witness of such execution or in any other manner which the Trustee may consider adequate.

     The Trustee may, nevertheless, in its discretion require further proof in cases where it deems further proof desirable or may accept such other proof as it shall consider proper.

                                   ARTICLE 11
                                    NOTICES
                                    -------

11.1 NOTICE TO CORPORATION AND TRUSTEE
     ---------------------------------

     (a)  Notices to the Corporation and the Trustee may be delivered:

          (i) personally by leaving them with the party, or at the offices of the party, to whom they are addressed at that party's address hereinafter given, and notices so served shall be deemed to have been received by the addressee thereof on the day of delivery, unless actually delivered on a day which is not a business day or after 4:00 p.m. on the day of delivery, in which case notice shall be deemed to be received on the next ensuing business day;

          (ii) by telecopier, or any other like method by which a message may be sent directed to the party to whom they are to be delivered at that party's address hereinafter given, and notices so sent shall be deemed to have been received by the addressee thereof on the business day next ensuing after the day of sending; and

          (iii) by mailing them first class registered post, postage prepaid, to the party to whom they are to be delivered, in which case notices mailed shall be deemed (in the absence of general postal disruption) to be received by the addressee thereof on the fifth business day following the day of mailing thereof.

     (b) The address of each of the parties to this indenture shall be as follows:

          (i)  to the Corporation:

               American Natural Energy Corporation
               6100 South Yale, Suite 300
               Tulsa, Oklahoma
               U.S.A.  74136

               Telecopy:  (918) 481-1473
               Attention:  President

          (ii) to the Trustee:

               Computershare Trust Company of Canada
               510 Burrard Street, 3rd Floor,
               Vancouver, British Columbia
               V6C 3B9

               Telecopy:  (604) 661-9403
               Attention:  Manager, Corporate Trust

     (c) Any party to this indenture may change its address by notice delivered in accordance with this indenture.

11.2 NOTICE TO DEBENTUREHOLDERS
     --------------------------

     Except as herein otherwise expressly provided, all notices to be given hereunder with respect to the Debentures shall be deemed to be validly given to the holders of Debentures if delivered or if sent through the ordinary post, postage prepaid, by letter or circular addressed to such holders at their post office addresses appearing in any of the registers hereinbefore mentioned. Any notice so delivered or served by post shall be deemed to have been given or served on the day upon which it is delivered or posted as aforesaid. Any accidental error, omission or failure in giving or in delivering or mailing any such notice or the inability of the Corporation to give or mail any notice due to anything beyond the reasonable control of the Corporation or the non-receipt of any such notice by the Debentureholder or holders shall not invalidate or otherwise prejudicially affect any action or proceeding founded thereon.

     All notices with respect to any jointly owned Debenture may be given to whichever one of the holders thereof (if more than one) is named first in the registers hereinbefore mentioned, and any notice so given shall be sufficient notice to all holders of and persons interested in such Debenture.

                                   ARTICLE 12
                             CONCERNING THE TRUSTEE
                             ----------------------

12.1 NO CONFLICT OF INTEREST
     -----------------------

     The Trustee represents to the Corporation and the Debentureholders that at the date of execution and delivery by it of this indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder but if, notwithstanding the provisions of this Section 12.1, such a material conflict of interest exists, the validity and enforceability of this indenture, and the securities issued hereunder shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists but the Trustee shall, within 90 days after ascertaining that it has a material conflict of interest, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 12.2.

12.2 REPLACEMENT OF TRUSTEE
     ----------------------

     The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation three months notice in writing or such shorter notice as the Corporation may accept as sufficient. If at any time a material conflict of interest exists in the Trustee's role as a fiduciary hereunder the Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in this Section. The validity and enforceability of this indenture and of the Debentures issued hereunder shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists. In the event of the Trustee resigning or being removed or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Debentureholders;

failing such appointment by the Corporation, the retiring Trustee or any Debentureholder may apply to a Judge of the Supreme Court of British Columbia, on such notice as such Judge may direct, for the appointment of a new Trustee but any new Trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Debentureholders. Any new Trustee appointed under any provision of this Section shall be a corporation authorized to carry on business of a trust company in the Province of British Columbia. On any new appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

     Any company into which the Trustee may be merged or with which it may be consolidated or amalgamated or any company resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor trustee under this indenture and under the Collateral Agency Agreement without the execution of any instrument or any further act. Nevertheless, upon the written request of the successor Trustee or of the Corporation, the Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Trustee to the successor Trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Corporation be required by any new Trustee for more fully and certainly vesting in and confining to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall on request of said new Trustee, be made, executed, acknowledged and delivered by the Corporation.

12.3 DUTIES OF TRUSTEE
     -----------------

     In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Debentureholders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

12.4 RELIANCE UPON DECLARATIONS
     --------------------------

     In the exercise of its rights, duties and obligations hereunder the Trustee may, if acting in good faith, rely, as to the truth of the statements and accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports or certificates furnished pursuant to any covenant, condition or requirement of this indenture or required by the Trustee to be furnished to it in the exercise of its rights and duties hereunder, if the Trustee examines such statutory declarations, opinions, reports or certificates and determines that they comply with Section 12.5, if applicable, and with any other applicable requirements of this indenture.

12.5 EVIDENCE AND AUTHORITY TO TRUSTEE
     ---------------------------------

     The Corporation shall furnish to the Trustee evidence of compliance with the conditions precedent provided for in this indenture relating to any action or step required or permitted to be taken by the Corporation or the Trustee under this indenture or as a result of any obligation imposed under this indenture, including without limitation, the certification and delivery of Debentures hereunder, the satisfaction and discharge of this indenture and the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation, forthwith if and when (a) such evidence is required by any other Section of this indenture to be furnished by the Trustee in accordance with the terms of this Section 12.5 or (b) the Trustee, in the exercise of its rights and duties under this indenture, gives the Corporation written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

     Such evidence shall consist of:

     (a) a statutory declaration or certificate made by the Chairman of the Board, the President, a Vice-President or the Treasurer of the Corporation stating that any such condition precedent has been complied with in accordance with the terms of this indenture;

     (b) in the case of a condition precedent compliance with which is, by the terms of this indenture made subject to review or examination by a solicitor, an opinion of Counsel that such condition precedent has been complied with in accordance with the terms of this indenture; and

     (c) in the case of any such condition precedent compliance with which is subject to review or examination by auditors or accountants, an opinion or report of the Auditors of the Corporation whom the Trustee for such purposes hereby approves, that such condition precedent has been complied with in accordance with the terms of this indenture.

     Whenever such evidence relates to a matter other than the certification and delivery of Debentures and the satisfaction and discharge of this indenture, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, engineer or appraiser or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of the Corporation it shall be in the form of a statutory declaration. Such evidence shall be, so far as appropriate, in accordance with the immediately preceding paragraph of this Section.

     Each statutory declaration, certificate, opinion or report with respect to compliance with a condition precedent provided for in this indenture shall include (a) a statement by the person giving the evidence that he has read and is familiar with those provisions of this indenture relating to the condition precedent in question, (b) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such evidence are based, (c) a statement that, in the belief of the person giving such evidence, he has made such examination or investigation as is necessary to enable him to make the statements or give the opinions contained or expressed therein, and (d) a statement whether in the opinion of such person the conditions precedent in question have been complied with or satisfied.

     The Corporation shall furnish to the Trustee annually, and at any other reasonable time if the Trustee so requires, its certificate that the Corporation has complied with all covenants, conditions or other requirements contained in this indenture, the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an Event of Default, or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance. The Corporation shall, whenever the Trustee so requires, furnish the Trustee with evidence by way of statutory declaration, opinion, report or certificate as specified by the Trustee as to any action or step required or permitted to be taken by the Corporation or as a result of any obligation imposed by this indenture.

12.6 OFFICERS' CERTIFICATE AS EVIDENCE
     ---------------------------------

     Except as otherwise specifically provided or prescribed by this indenture, whenever in the administration of the provisions of this indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Trustee, if acting in good faith, may rely upon an Officers' Certificate.

12.7 EXPERTS, ADVISERS AND AGENTS
     ----------------------------

     The Trustee may:

     (a) in relation to these presents act on the opinion or advice of or information obtained from any solicitor, auditor, valuer, engineer, surveyor, appraiser or other expert, whether obtained by the Trustee or by the Corporation, or otherwise, and may employ such assistants as may be necessary to the proper discharge of its duties and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

     (b) employ such agents and other assistants as it may reasonably require for the proper discharge of its duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the trusts hereof. Any solicitors employed or consulted by the Trustee may, but need not be, solicitors for the Corporation.

12.8 TRUSTEE MAY DEAL IN DEBENTURES
     ------------------------------

     Subject to Section 12.2, the Trustee may, in its personal or other capacity, buy, sell, lend upon and deal in the Debentures and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

12.9 INVESTMENT OF MONEYS HELD BY TRUSTEE
     ------------------------------------

     Unless otherwise provided in this indenture, any moneys held by the Trustee which under the trusts of this indenture may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of British Columbia, trustees are authorized to invest trust moneys, provided that such securities are expressed to mature within two years after their purchase by the Trustee, and unless and until the Trustee shall have declared the principal of and interest on the Debentures to be due and payable, the Trustee shall so invest such moneys at the request of the Corporation.

      Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of the Corporation, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

      Unless and until the Trustee shall have declared the principal of and interest on the Debentures to be due and payable, the Trustee shall pay over to the Corporation all interest received by the Trustee in respect of any investments or deposits made pursuant to the provisions of this Section.

12.10 TRUSTEE NOT ORDINARILY BOUND
      ----------------------------

      Except as otherwise specifically provided herein, the Trustee shall not, subject to Section 12.3, be bound to give notice to any person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Corporation of any of the obligations herein imposed upon the Corporation or of the covenants on the part of the Corporation herein contained, nor in any way to supervise or interfere with the conduct of the Corporation's business, unless the Trustee shall have been required to do so in writing by the holders of not less then 25% of the aggregate principal amount of the Debentures then outstanding or by any extraordinary resolution of the Debentureholders passed in accordance with the provisions contained in Article 10, and then only after it shall have been funded and indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

12.11 TRUSTEE NOT REQUIRED TO GIVE SECURITY
      -------------------------------------

      The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this indenture or otherwise in respect of the premises.

12.12 TRUSTEE NOT TO BE APPOINTED RECEIVER
      ------------------------------------

      The Trustee and any person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

12.13 TRUSTEE NOT BOUND TO ACT ON CORPORATION'S REQUEST
      -------------------------------------------------

      Except as in this indenture otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of the Corporation or of the directors until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

12.14 CONDITIONS PRECEDENT TO TRUSTEE'S OBLIGATIONS TO ACT HEREUNDER
      --------------------------------------------------------------

      The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and of the Debentureholders hereunder shall be conditional upon the Debentureholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

      None of the provisions contained in this indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless funded and indemnified as aforesaid.

      The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Debentureholders at whose instance it is acting to deposit with the Trustee the Debentures held by them for which Debentures the Trustee shall issue receipts.

12.15 AUTHORITY TO CARRY ON BUSINESS
      ------------------------------

      The Trustee represents to the Corporation that at the date of execution and delivery by it of this indenture it is authorized to carry on the business of a trust company in the Province of British Columbia but if, notwithstanding the provisions of this Section 12.15, it ceases to be so authorized to carry on business, the validity and enforceability of this indenture and the securities issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of British Columbia either become so authorized or resign in the manner and with the effect specified in Section 12.2.

12.16 ACCEPTANCE OF TRUST
      -------------------

      The Trustee hereby accepts the trusts in this indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby, by the Security, by the Collateral Agency Agreement and by law in trust for the various persons who shall from time to time be Debentureholders, subject to all the terms and conditions herein set forth.

12.17 DIRECTION OF TRUSTEE'S ACTIONS BY HOLDERS
      -----------------------------------------

      If and so long, as all of the following conditions shall be met: (a) there shall be no more than five holders of Debentures; and (b) the Trustee shall not have received notice from any holder of Debentures of an Event of Default hereunder; then, notwithstanding any other provision hereof to the contrary, the Trustee shall only perform such non-discretionary duties as are specifically set forth in this indenture but shall not be obligated to take any other action hereunder except as may be requested from time to time in writing by the holders of not less than 66 2/3% in principal amount of the Debentures at the time outstanding; the making of any decision or judgment, giving of any approval or consent, or exercise of any power, which would otherwise be within the discretion of the Trustee under the provisions hereof to make, give or exercise, or not to make, give or exercise, shall only be done upon the written instructions of the holders of not less than 66 2/3% in principal amount of the Debentures at the time outstanding; and copies of all certificates, notices, reports and other communications given by the Corporation to the Trustee shall be given to each Debentureholder, and the Trustee shall not be required to examine any such certificate, notice, report or other communication or be on notice of the contents thereof.

12.18 INDEMNITY
      ---------

      Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Trustee shall be indemnified by the Corporation from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or adviser fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against such Trustee in connection with the performance of their duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the gross negligence or fraud of such Trustee. This provision shall survive the resignation or removal of each Trustee, and the termination of this indenture.

12.19 ENVIRONMENTAL INDEMNITY
      -----------------------

     (a) Subject to subsection 12.19(c), the Corporation hereby indemnifies the Debentureholders, the Trustee and the Collateral Agent, their respective directors, officers, employees, and agents, and all of their successors and assigns (collectively, the "INDEMNIFIED PARTIES") against any loss, expenses, claim, liability or asserted liability (including strict liability and including costs and expenses of abatement and remediation of spills or releases or releases of contaminants and including liabilities of the Indemnified Parties to third parties (including governmental agencies) in respect of bodily injuries, property damage, damage to or impairment of the environment or any other injury or damage and including liabilities of the Indemnified Parties to third parties for the third parties' foreseeable and unforeseeable consequential damages) incurred as a result of:

          (i)  the administration of the trust created hereby; and

          (ii) the exercise by the Trustee of any rights or obligations hereunder or by the Collateral Agent of its rights or obligations under the Collateral Agency Agreement or the Security;

          which result from or relate, directly or indirectly, to the breach or alleged breach of any environmental laws by the Corporation.

     (b) For purposes of this Section 12.19, "LIABILITY" shall include (i) liability of an Indemnified Party for costs and expenses of abatement and remediation of spills and releases of contaminants, (ii) liability of an Indemnified Party to a third party to reimburse the third party for bodily injuries, property damages and other injuries or damages which the third party suffers, including (to the extent, if any, that the Indemnified party is liable therefor) foreseeable and unforeseeable consequential damages suffered by the third party, and
          (iii) liability of the Indemnified Party for damage to or impairment of the environment.

     (c) In no event shall the Corporation be liable to indemnify an Indemnified Party against any loss, expense, claims, liability or asserted liability to the extent resulting from the gross negligence or wilful misconduct of the Indemnified Party.

12.20 ANTI-MONEY LAUNDERING AND ANTI-TERRORIST LEGISLATION
      ----------------------------------------------------

     (a) The Corporation hereby represents to the Trustee that any account to be opened by, or interest to held by, the Trustee in connection with this indenture, for or to the credit of such party, either (i) is not intended to be used by or on behalf of any third party; or (ii) if it is intended to be used by or on behalf of a third party, the Corporation will complete and execute forthwith a declaration, in form satisfactory to the Trustee, as to the particulars of such third party.

     (b) The Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgement, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Trustee, in its sole judgment, determine at any time that its acting under this indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days written notice to the Corporation, provided (i) that the Trustee's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Trustee's satisfaction within such 10 day period, then such resignation shall not be effective.

                                   ARTICLE 13
                             SUPPLEMENTAL INDENTURES
                             -----------------------

13.1  SUPPLEMENTAL INDENTURE
      ----------------------

      From time to time the Trustee and, when authorized by a resolution of the directors, the Corporation, may, and they shall when required by this indenture, execute, acknowledge and deliver by their proper officers deeds, indentures or other agreements supplemental hereto or to the Collateral Agency Agreement, which thereafter shall form part hereof or thereof, and may direct the Collateral Agent to execute, acknowledge and deliver by its proper officers agreements supplemental to the Collateral Agency Agreement and the Collateral Documents for any one or more of the following purposes:

     (a) adding to the covenants and agreements of the Corporation herein or therein contained for the protection of the holders of the Debentures or providing for Events of Default in addition to those herein or therein specified;

     (b) making such provisions not inconsistent with this indenture or the Collateral Agency Agreement as may be necessary or desirable with respect to matters or questions arising hereunder or thereunder, including the making of any modifications in the form of the Debentures which do not affect the substance thereof and which, in the opinion of the Trustee, it may be expedient to make, provided that the Trustee shall be of the opinion, based on advice of counsel, that such provisions and modifications will not be prejudicial to the interests of the Debentureholders;

     (c) evidencing the succession, or successive successions, of other corporations to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this indenture and the Collateral Agency Agreement;

     (d)  giving effect to any extraordinary resolution passed as provided in
          Article 10;

     (e) making such amendments to this indenture as may be necessary to qualify this indenture under the United States Trust Indenture Act, if such qualification is necessary, provided that the Trustee shall be of the opinion, based on advice of counsel that such amendments will not be prejudicial to the interests of the Debentureholders; and

     (f) for any other purpose not inconsistent with the terms of this indenture.

     The Trustee may also, without the consent or concurrence of the Debentureholders, by supplemental indenture or otherwise, concur with the Corporation in making any changes or corrections in this indenture, the Collateral Agency Agreement or the Collateral Documents which it shall have been advised by Counsel are required for the purpose or curing or correcting any ambiguity or defective or inconsistent provisions or clerical omissions or mistakes or manifest errors contained herein or in any deed or indenture supplemental or ancillary hereto or thereto, provided that in the opinion of the Trustee, acting on the advice of Counsel, the rights of the Trustee and of the Debentureholders are in no way prejudiced thereby.

                                   ARTICLE 14
                            EXECUTION AND FORMAL DATE
                            -------------------------

14.1 EXECUTION
     ---------

     This indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

14.2 FORMAL DATE
     -----------

     For the purpose of convenience this indenture may be referred to as bearing formal date of June 29, 2005, irrespective of the actual date of execution hereof. The Original Indenture is confirmed in full force and effect as amended and restated by this indenture as of and after the date hereof.

     IN WITNESS whereof the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf.


                                        AMERICAN NATURAL ENERGY CORPORATION


                                        Per:  /s/ Michael Paulk
                                             -----------------------------------


                                        COMPUTERSHARE TRUST COMPANY OF CANADA


                                        Per:  /s/ [Not legible]
                                             -----------------------------------
                                                                             c/s

                                         Per:  /s/ [Not legible]
                                             -----------------------------------

                    SCHEDULE A to the annexed Indenture amended and restated as of the 29th day of June, 2005 between AMERICAN NATURAL ENERGY CORPORATION and COMPUTERSHARE TRUST COMPANY OF CANADA, as Trustee.



UNLESS PERMITTED BY CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS DEBENTURE SHALL NOT TRADE THE DEBENTURE OR ANY PART HEREOF BEFORE [FOUR MONTHS AND ONE DAY AFTER DATE OF ISSUE OF THE DEBENTURES].

THIS DEBENTURE AND THE SHARES ISSUABLE ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY OTHER APPLICABLE UNITED STATES STATE OR FEDERAL SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR
(B) AN EXEMPTION FROM REGISTRATION (BASED ON RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, IF SO REQUESTED BY THE CORPORATION) OR (C) THE CORPORATION OTHERWISE SATISFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.



NO.   SPECIMEN                                            $_____________________



                       AMERICAN NATURAL ENERGY CORPORATION
               (organized under the laws of the State of Oklahoma)

                        8% CONVERTIBLE SECURED DEBENTURE

                             DUE SEPTEMBER 30, 2006


American Natural Energy Corporation (hereinafter referred to as the "CORPORATION") for value received hereby promises to pay to the registered holder hereof on September 30, 2006 (being the maturity date) or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture hereinafter mentioned, on presentation and surrender of this Debenture, the sum of _______________________ Dollars in lawful money of the United States of America at the principal office of the Trustee in the City of Vancouver, British Columbia, and to pay interest on the principal amount hereof at a rate of 8% per annum from the date of issue, or from the last interest payment date on which interest has been paid or made available for payment on the outstanding Debentures, whichever is later, at the said place, at the holder's option, in like money, calculated and payable quarterly in equal quarterly amounts on March 31, June 30, September 30 and December 31 in each year (an "INTEREST PAYMENT DATE"), the first payment to fall due on December 31, 2003, and should the Corporation at any time make default in the payment of any principal or interest, to pay interest on the amount in default at the same rate, in like money, at such place, and quarterly on the same dates. Interest on this Debenture for any interest payment date (except on maturity) will be payable to the registered holder of the Debenture at the close of business on the date (the "RECORD DATE") which is 10 days before the interest payment date. As interest on this Debenture becomes due, the Corporation, either directly or through the Trustee or an agent of the Trustee

(except in case of payment at maturity or on redemption at which time payment of interest may be made upon surrender of this Debenture), shall, at least four business days prior to each interest payment date, forward or cause to be forwarded by prepaid post to the registered address of the registered holder of this Debenture on the record date for such interest payment date, or in the case of joint holders to the registered address of whichever of such joint holders is named first in the registers referred to hereafter, a cheque for such interest, less any tax required by law to be deducted, payable to the order of such holder or holders and negotiable at par at the place at which interest upon this Debenture is payable. The forwarding of such cheque shall satisfy and discharge the liability for interest upon this Debenture to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation.

This Debenture is one of the 8% Convertible Secured Debentures (herein referred to as the "DEBENTURES") in the aggregate principal amount of up to $12,000,000 in lawful money of the United States of America issued under an amended and restated trust indenture (herein referred to as the "INDENTURE") dated as of June 29, 2005 and made between the Corporation and Computershare Trust Company of Canada, as Trustee, to which Indenture and all instruments supplemental thereto or in implementation thereof reference is hereby made for a description of the rights of the holders of the said Debentures, of the Corporation and of the Trustee and of the terms and conditions upon which the Debentures are issued and held, all to the same effect as if the provisions of the Indenture and such instruments supplemental thereto or in implementation thereof were herein set forth, to all of which provisions the holder of this Debenture, by acceptance hereof, assents.

The Debentures are issuable as fully registered Debentures in denominations of $1,000 and any integral multiples of $1,000. The Debentures of any authorized denomination may be exchanged, as provided in the Indenture, for Debentures of an equal aggregate principal amount in any other authorized denomination or denominations.

This Debenture is convertible, at the option of the holder hereof, upon surrender of this Debenture at the principal office of the Trustee in the City of Vancouver, British Columbia at any time up to the close of business on September 29, 2006 or on the business day immediately preceding the date specified for redemption of this Debenture, whichever is earlier, into fully paid and non-assessable Common Shares of the Corporation (the "COMMON SHARES"), as constituted on October 8, 2003 (with payment of interest accrued hereon and without adjustment for dividends on Common Shares issuable upon conversion) at a Conversion Price of U.S.$0.15 per Common Share, all subject to the terms and conditions and in the manner set forth in the Indenture. The Indenture makes provision for the adjustment of the Conversion Price in certain events.

This Debenture may be redeemed at the option of the Corporation on the terms and conditions set out in the Indenture at the redemption prices therein set out, provided that this Debenture is not redeemable on or prior to September 30, 2004, and is not redeemable thereafter unless, among other conditions, the Corporation shall have filed with the Trustee, on the day that notice of redemption of this Debenture is first given, an Officers' Certificate certifying that the weighted average price per share at which Common Shares have traded on the TSX Venture Exchange (or elsewhere in accordance with the Indenture) during 20 consecutive trading days ended not more than 5 trading days preceding the date on which such notice of redemption is given was at least 166 2/3% of the Conversion Price in effect on the date of the filing of such Officers' Certificate.

The indebtedness evidenced by this Debenture and by all other Debentures now or hereinafter certified and delivered under the Indenture is secured pursuant to security held by a collateral agent for the Trustee pursuant to the provisions of a Collateral Agency Agreement dated October 8, 2003 between the Trustee and the Collateral Agent, and acknowledged and consented to by the Corporation.

The right is reserved to the Corporation, subject to the terms and conditions set out in the Indenture, to purchase Debentures at any time or times by tender made available to all Debentureholders.

The principal hereof may also become or be declared due before stated maturity on the conditions, in the manner, with the effect and at the time set forth in the Indenture.

The Indenture contains provisions for the holding of meetings of Debentureholders and rendering resolutions passed at such meetings and provides that instruments in writing signed by the holders of a specified majority of Debentures outstanding shall be binding upon all Debentureholders, subject to the provisions of the Indenture.

This Debenture may only be transferred upon compliance with the conditions prescribed in the Indenture, on one of the registers to be kept at the offices of the Trustee in the City of Vancouver, British Columbia and at such other place or places, if any, and by such other registrar or registrars, if any, as the Corporation with the approval of the Trustee may designate, by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe.

This Debenture shall be construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as a British Columbia contract.

This Debenture shall not become obligatory for any purpose until it shall have been certified by or on behalf of the Trustee under the Indenture.

IN WITNESS WHEREOF AMERICAN NATURAL ENERGY CORPORATION has caused this Debenture to be signed by the President of the Corporation as of ________________, 200__.

                                           AMERICAN NATURAL ENERGY CORPORATION

                                           Per: ________________________________
                                                President

================================================================================


================================================================================


                              TRUSTEE'S CERTIFICATE

This Debenture is one of the 8% Convertible Secured Debentures, referred to in the Indenture within mentioned.

                                           COMPUTERSHARE TRUST COMPANY OF CANADA

                                           Per:
                                                --------------------------------


                         Date of Certification:
                                                --------------------------------




--------------------------------------------------------------------------------
       (No writing on this panel except by the Trustee or other Registrar)



NUMBER OF                DATE OF                PRINCIPAL          IN WHOSE NAME       SIGNATURE OF TRUSTEE
DEBENTURE                REGISTRATION           AMOUNT($)          REGISTERED          OR OTHER REGISTRAR
============================================================================================================


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

                                 CONVERSION FORM
                                 _______________


TO:     AMERICAN NATURAL ENERGY CORPORATION


The undersigned registered holder of the within Debenture hereby irrevocably elects to convert the said Debenture (or $_______________ principal amount thereof) into Common Shares of American Natural Energy Corporation in accordance with the terms of the Indenture referred to in the said Debenture and directs that the Common Shares issuable and deliverable upon the conversion be issued and delivered to the person indicated below. (If Common Shares are to be issued in the name of a person other than the holder, all requisite transfer taxes must be tendered by the undersigned.)

* If less than the full principal amount of the within Debenture is to be converted, indicate in the space provided the principal amount (which must be $1,000 or integral multiples thereof) to be converted.


Dated _________________         ________________________________________________
                                (SIGNATURE OF REGISTERED HOLDER)
                                If shares are to be issued in the name of a person other than the holder, the signature must be guaranteed by a chartered bank, a trust company, or a member of an approved signature guarantee medallion program.


Name   _________________________________________________________________________


Address ________________________________________________________________________

  (Print name and address in which Common Shares issued on conversion are to be issued, delivered and registered)

                                  TRANSFER FORM
                                  _____________


FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto

________________________________________________________________________________


________________________________________________________________________________
    Please print or typewrite name and address and social insurance number of assignee



$_______________________ principal amount of the within Debenture of American Natural Energy Corporation and hereby irrevocably constitutes and appoints ____________________________________ Attorney to transfer the said Debenture on the registers of the 8% Convertible Secured Debentures due September 30, 2006 of the said Corporation, with full power of substitution in the premises. It is understood that any transfer or attempted transfer of this Debenture is invalid and unenforceable until the Acknowledgement of Assignee in the form below has been signed by the assignee, as a precondition to the transfer of this Debenture.

Dated _________________         ________________________________________________
                                (SIGNATURE OF REGISTERED HOLDER)
                                The signature of the registered holder of the within Debenture to the foregoing assignment must be guaranteed by a chartered bank, a trust company, or a member firm of an approved signature guarantee medallion program.


                           ACKNOWLEDGEMENT OF ASSIGNEE
                           ___________________________


The undersigned Assignee of this Debenture, or part thereof, as referred to in the above Transfer Form hereby acknowledges that it is aware that the Debentures are "restricted securities" as defined under Rule 144 under the U.S. Securities Act and have not been registered under the U.S. Securities Act or the securities laws of any State of the United States, that the Corporation has no obligation to register any of the Debentures under the U.S. Securities Act or the securities laws of any state of the United States, that the Debentures may not be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such requirements are available, that the Trustee will not register any transfer of any Debenture not made pursuant to an available exemption from the registration requirements of the U.S. Securities Act and that the Debentures shall bear a legend to that effect. If the above transfer of the Debenture is accompanied by an assignment of the Subscription Agreement with the Corporation in respect of the Debenture, or any interest therein, or of any of the rights arising thereunder, the undersigned Assignee of the Debenture agrees to be bound by the terms and conditions of such Subscription Agreement


Dated _________________         ________________________________________________
                                             SIGNATURE OF ASSIGNEE

                    SCHEDULE B to the annexed Indenture amended and restated as of the 29th day of June, 2005 between AMERICAN NATURAL ENERGY CORPORATION and COMPUTERSHARE TRUST COMPANY OF CANADA, as Trustee.



                              OFFICERS' CERTIFICATE

TO:  Computershare Trust Company of Canada, Attention: Manager, Corporate Trust

RE: 8% Convertible Secured Debentures due September 30, 2006 (the "DEBENTURES") of American Natural Energy Corporation (the "CORPORATION") and Amended and Restated Trust Indenture dated as of June 29, 2005 (the "TRUST INDENTURE") between Computershare Trust Company of Canada (the "TRUSTEE") and American Natural Energy Corporation

The Corporation hereby notifies the Trustee that it wishes to obtain a partial release and discharge of the Security (as defined in the Trust Indenture) and the Collateral and Collateral Documents (as defined in the collateral agency agreement between the Trustee and Computershare Trust Company, Inc., as collateral agent, dated October 8, 2003) to permit the assignment by the Corporation of an interest in a well or wells to the party described in Appendix I hereto free and clear of such Security and hereby certifies that the third party has completed the well(s) described in Appendix I hereto.

The Corporation attaches for the reference of the Trustee the following documents:

     (a) a copy of a completion report filed with the State of Louisiana indicating that the party described in Appendix I hereto has completed the well(s) described in Appendix I hereto for which the partial release and discharge of the Security, Collateral and Collateral Documents is intended; and

     (b) a form of Act of Partial Release of Mortgage, Collateral Assignment, Security Agreement and Financing Statement in respect of the interest in the well(s) described in Appendix I hereto which are to be assigned to the party described therein, for execution and recording by or on behalf of the Trustee.

Pursuant to the Trust Indenture, the Corporation hereby directs the Trustee to promptly execute or cause the execution of the Act of Partial Release of Mortgage, Collateral Assignment, Security Agreement and Financing Statement in the form attached hereto and to record or cause the recording of such Act of Partial Release of Mortgage, Collateral Assignment, Security Agreement and Financing Statement with the Clerk of Court and Ex-Officio Recorder of Mortgages for the Parish of St. Charles, State of Louisiana.

DATED: *

                                      AMERICAN NATURAL ENERGY CORPORATION

                                      Per: _____________________________________
                                                    (Authorized Signatory)

                                      Per: _____________________________________
                                                    (Authorized Signatory)

                       APPENDIX I TO OFFICERS' CERTIFICATE

[Insert name of third party and description of well(s) completed]